                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number     811-8419
                                                     -----------------------

                               Forward Funds, Inc.
                   ---------------------------------------------

                        433 California Street, Suite 1010
                         San Francisco, California 94104
       ----------------------------------------------------------------------

                                J. Alan Reid, Jr.
                               Forward Funds, Inc.
                        433 California Street, Suite 1010
                         San Francisco, California 94104
       ----------------------------------------------------------------------

       Registrant's telephone number, including area code: 1-800-999-6809
                                                          -------------------

                   Date of fiscal year end: December 31, 2002
                                           ------------------

                   Date of reporting period: December 31, 2002
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.


                                                                  FORWARD FUNDS





ANNUAL REPORT

December 31, 2002

________________________________________________________________________________
                                      [_]

                                                              Table of Contents


                  Shareholder Letter......................  1

                  Portfolios of Investments............... 17

                  Statement of Assets and Liabilities..... 29

                  Statement of Operations................. 31

                  Statements of Changes in Net Assets..... 33

                  Financial Highlights.................... 37

                  Notes to Financial Statements........... 43

Forward Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

The report has been prepared for the general information of Forward Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds Prospectus, which contains more complete information about Forward Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

________________________________________________________________________________
                                                              December 31, 2002

________________________________________________________________________________
                                      [_]


Dear Shareholders,

In many ways, 2002 proved to be a continuation of 2001 for investors. Corporate scandals, an uneven world economy and prospects of war were among the many factors that investors faced in both 2001 and 2002. The results were painfully similar and consistently negative.

The Dow Jones Industrial Average was down 16.8%, the S&P 500 down 23.4% and the Nasdaq Composite Index down 31.5%. How bad has this three-year period been? At the end of March, 2000, the total value of all outstanding shares in the Wilshire 5000 universe (which is nearly all the stocks available for investment in the U.S.) was about $17 trillion. After three straight years of negative returns from the U.S. financial markets, this total market value has shrunk to just over $10 trillion--a loss of over 41%.

Four losing years in a row for stocks has only happened twice in the history of the financial markets--during the depression of 1929-1932, and from 1836-1839. We don't expect another down year.

Why are we cautiously optimistic? We think that most of the bad news has already been written about this market, and the likelihood of another down year is small. New laws have forced U.S. companies to certify that they have accurately presented their financial records in their filings. Inventory levels are at their lowest levels in years, and if any economic stimulus should occur, companies will have to increase production to meet increasing demand. Inflation and interest rates are also at very low levels, which should continue to stimulate the economy during 2003. Finally, if the conflict in the Middle East can be resolved, or if the threat of terrorism can be reduced, investors may be willing to take some of the billions that they have invested in money markets and bonds, and invest in stocks once again.

In spite of the poor performance of the financial markets during the year, Forward Management continued to develop new products and services for investors. Working with the Sierra Club, America's largest environmental advocacy group, we announced the Sierra Club Mutual Fund Family at the end of the year. The Sierra Club Funds are no-load Funds that invest in

________________________________________________________________________________
December 31, 2002
                                      1

________________________________________________________________________________
                                      [_]

environmentally responsible companies. If you would like more complete information about the Sierra Club Funds, including management fees and expenses, call (866) 897-5982 for a prospectus or visit www.sierraclubfunds.com. Please read the prospectus carefully before investing.

We also made some changes to the Forward Funds during the year. We introduced a new version of the Forward Hoover Small Cap Equity Fund for institutional investors. This new Fund allows us to better target our promotional efforts to financial advisors and institutional investors.

At the end of the year, with shareholder approval, we also converted the Forward Garzarelli U.S. Equity Fund into the Sierra Club Stock Fund. The change allowed us to reposition one of our smaller Funds and provide its investors with two new sub-advisors, Harris Bretall Sullivan & Smith and New York Life Investment Management. We believe this presents an exciting opportunity for existing and prospective investors.

We thank you for continuing to invest with us, and look forward to introducing new products and improving our existing offerings in 2003 and beyond.

Sincerely,

Forward Management, LLC



________________________________________________________________________________
                                                              December 31, 2002
                                      2

                 Forward Hansberger International Growth Fund

________________________________________________________________________________

                                Fund Commentary


International equities continued to decline for a third consecutive year. While the first half of the year was essentially flat, the third quarter saw a dramatic downturn. Thankfully, driven by strong October and November performances, most international equity indices recovered from these hugely oversold levels and experienced positive returns in the fourth quarter of 2002. This was somewhat similar to the significant rally that occurred in the fourth quarter of 2001. Three consecutive annual declines is a rare and unwelcome event in equity markets; a fourth year would be almost unprecedented. In addition, there are mounting reasons to expect a more favorable outcome for 2003.

The MSCI All Country World Index Free ex USA, the Fund's benchmark, declined by 14.95% over the year 2002. Growth style investing (as measured by the MSCI ACWI Free ex USA Growth index) caught up to the Value style (MSCI ACWI Free ex USA Value) after under-performing in 2001. During 2002, the difference between styles was only 6 basis points, both essentially in line with the benchmark.

From a geographic perspective, all regions produced negative returns but the dispersion was not as wide as in 2001. The region with the slightest decline was Emerging Markets, which softened by 6.17%. The Pacific ex Japan region performed similarly, down 6.42%. The Japanese market was down 10.28%. A rise in the Yen during the year, however, prevented the decline from being larger. Finally, Europe experienced a weak period, falling 18.38% in dollar terms; within which, the UK outperformed declining 15.23%, while Germany suffered a 33.18% fall. Fortunately, very strong stock selection in the European portion of the Fund helped to mitigate these declines.

Looking at sector performance for the year 2002, only one sector, Materials, managed to achieve a positive result. The worst performing sector was Information Technology, which continued its precipitous decline from the speculative peak of early 2000. Here again, though, strong stock selection was able to cushion the effect. Consumer Staples, which is a defensive sector, faired relatively well. So too did the Energy sector,

________________________________________________________________________________
December 31, 2002
                                      3

                 Forward Hansberger International Growth Fund

________________________________________________________________________________


which benefited from rising petroleum prices. The weak economic environment negatively affected Consumer Discretionary and Industrials, which are cyclical sectors.

While the economic recovery remains fragile, there are considerable reasons to have a constructive and optimistic outlook. Many of the key variables required for favorable equity markets have been in place for some time and include such powerful stimuli as: low interest rates, moderate inflation, and strong productivity growth. While an extended period of weak international economic growth cannot be completely ruled out, it is not, in our view, the most likely scenario. The outlook for 2003 and into 2004 remains positive and is likely to be an improvement over that experienced in 2002. Economic forecasts typically start rising before corporate earnings follow suit. We further believe that corporate earnings growth should eventually recover. While downside risk is still possible in the form of a continuation of poor corporate news flow and further earnings downgrades, 2002 was probably closer to a trough in terms of corporate earnings rather than to a peak. Earnings for the companies in the MSCI All Country World (ACWI) Free ex-USA Index, while being revised down, are still expected to grow in 2003 and 2004 according to consensus earnings estimate data supplied by I/B/E/S.

With time, we believe that investor psychology should continue to recover and equity risk premiums should correspondingly narrow. Based on internal valuation work, considering a ratio of cash earnings yield to bond yield, international equities continue to look inexpensive relative to bonds. A further re-rating of equities versus bonds could potentially, in our opinion, result in some positive returns over the next 12 to 18 months.

We continue to position the Fund to benefit from a rising market. We also continue to manage risk through a diversified approach while at the same time focus on adding value through individual stock selection. Over the next six to twelve months, we believe that the economies of the industrialized world will continue to recover from the slowdown of 2001 and we, consequently, remain guardedly optimistic in our outlook. In

________________________________________________________________________________
                                                              December 31, 2002
                                      4

                 Forward Hansberger International Growth Fund

________________________________________________________________________________


equity markets, many of the excesses from the bubble phase of 1999 have been washed away and healthy risk premiums have been re-established. Provided that there are no further exogenous shocks such as an extended war with Iraq, equity markets around the world should begin to reflect the re-emergence of positive fundamentals. Finally, we believe that continued strength in foreign currencies, such as the Euro, should tilt the balance toward more positive international equity returns in the future.

We appreciate the confidence you have placed in the Forward Hansberger International Growth Fund.

________________________________________________________________________________
December 31, 2002
                                      5

                 Forward Hansberger International Growth Fund

________________________________________________________________________________


              Weightings by Region as a Percentage of Net Assets
                            as of December 31, 2002

                                    [CHART]

Net Other Assets and Liabilities         5%
United Kingdom                          16%
Europe ex UK                            46%
Emerging Markets                         9%
Pacific ex Japan                         3%
North America                            4%
Japan                                   17%


                            Weightings by Industry
                            as of December 31, 2002

                                    [CHART]

Materials                                      4%
Consumer Discretionary                        13%
Energy                                         5%
Industrials                                    8%
Telecommunication Services                    11%
Consumer Staples                               7%
Health Care                                   10%
Information Technology                        11%
Financial Services                            23%
Utilities                                      3%
Net Other Assets and Liabilities               5%



________________________________________________________________________________
                                                              December 31, 2002
                                      6

                 Forward Hansberger International Growth Fund

________________________________________________________________________________



                  Growth of a $10,000 Investment in the Fund

                                    [CHART]

                        Hansberger International         MS ALL Country World
                              Growth Fund                      Ex USA
     10/1/1998                  10000                           10000
    12/31/1998                  11323                           11988
     3/31/1999                  11654                           12220
     6/30/1999                  12737                           12734
     9/30/1999                  12607                           13114
    12/31/1999                  14170                           15441
     3/31/2000                  13641                           15507
     6/30/2000                  13712                           14814
     9/30/2000                  13163                           13557
    12/31/2000                  12390                           12918
     3/31/2001                  10539                           11169
     6/30/2001                  10773                           11065
     9/30/2001                   8494                            9389
    12/31/2001                   9796                           10208
     3/31/2002                  10040                           10322
     6/30/2002                   9603                            9962
     9/90/2002                   7568                            7995
    12/31/2002                   8352                            8521

                         Average Annual Total Return:

               1 Year                                   (14.75)%
               Since Inception                           (4.15)%

/1/ The Morgan Stanley All Country World Index Free ex-USA is an unmanaged index comprised of 47 developed and developing market countries and does not include the United States. Investors cannot invest directly in the index.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or a loss when you redeem shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

________________________________________________________________________________
December 31, 2002
                                      7

                     Forward Hoover Small Cap Equity Fund

________________________________________________________________________________

                                Fund Commentary


During 2002, none of the major stock indices provided a positive return for the third consecutive year. Small cap stocks did outperform large caps as measured by the S&P 500 for a third year, simply by declining less. After a 6.16% rise in the fourth quarter of 2002, the Russell 2000 Index declined 20.48% in 2002 versus a 22.10% decline for the S&P 500. For the first time since the inception of the Fund, we were unable to provide investors a positive return in 2002. There was no consolation in knowing we outperformed the major indices, including the Russell 2000, our benchmark. Despite the importance and validity of year-end snapshot analysis of investment returns, after a year such as 2002, investors are reminded of the importance and validity of also examining their investment returns over longer periods of time.

Since the Fund's inception (9/30/98), the Hoover investment strategy outperformed its benchmark Index, the Russell 2000, by a cumulative amount of 14.79%. There have been years when pure growth or pure value strategies have outperformed our investment strategy, as well as periods when the Russell 2000 Index outperformed. Investing is a marathon, not a sprint. All of us at Hoover Investments have redoubled our efforts to provide positive and above average, risk-adjusted returns for our clients next year and over the coming years. We believe that over the next year the markets will recover from the extreme volatility of the last five years, providing a more stable backdrop for investing.

During 2002, the Fund was able to consistently outperform in most of the Russell 2000 sectors. However, given the market conditions, the Fund was unable to consistently provide a positive return. We did have success in the Healthcare and Consumer Discretionary sectors during 2002. Healthcare outperformed the Russell 2000 every quarter. Consumer Discretionary also consistently outperformed the Index and we were overweighted throughout the year. A major contributor to our performance in this sector has been Tractor Supply, one of our largest holdings.

Although Technology was a big underperformer in the 4th quarter, it was a significant contributor to our overall performance in the previous quarters

________________________________________________________________________________
                                                              December 31, 2002
                                      8

                     Forward Hoover Small Cap Equity Fund

________________________________________________________________________________


and we managed to outperform the Technology portion of our Index for the year. We remained underweighted in Technology and carefully picked conservative companies that are defense oriented. One of the sectors that we did not fair so well in was Auto and Transportation which helped drive our year end performance into negative territory. A notable underperformer in this section was Swift Transportation which we sold in the fourth quarter.

Despite the historic volatility of the stock market over the last two years, Americans and the U.S. economy were surprisingly resilient in 2002. The U.S. economy continues to recover from the 2001 recession despite the shock of September 11, the continuous war on terrorism, corporate scandals and accounting fraud, the specter of another war with Iraq, and the weak stock market. After the problem with Iraq is resolved, and assuming no further disastrous terrorist attacks on our shores, we believe the market will respond favorably to continued economic expansion in 2003. The legitimately higher equity risk premium required by investors in 2002 should continue to subside, allowing equities to rise if the economy produces growth in the 3% range as we expect.

Our expectation for economic growth and continued stock market recovery is bolstered by the Federal Reserve Board's willingness to ease monetary policy to avoid deflation, the possibility of fiscal stimulus via tax reform, and pre-election year historical patterns of up markets. The economic picture would have to weaken substantially to precipitate a historically unprecedented fourth down year for stocks. We all know the risks: terrorist attacks, unsuccessful war, a tapped out consumer, ever higher oil prices, deflation, budget deficits at every level of government, etc. However, many concrete economic signs are improving to positive, such as the purchasing managers index, flattening to modestly up technology spending, capital goods replacement cycle, continued strength in housing and auto spending, and a resilient consumer. With monetary and further fiscal stimulus, we would not be surprised to see inflation appear on the wall of worry sometime in 2003. Investors must expect market

________________________________________________________________________________
December 31, 2002
                                      9

                     Forward Hoover Small Cap Equity Fund

________________________________________________________________________________


volatility, especially if a shock occurs, but should take confidence in the strength the U.S. economy has maintained in these unprecedented times as well as the government's determination to keep it that way. While the market is not undervalued, we believe the bubble has been corrected and overall valuation has become a neutral backdrop.

We continue to invest in a diversified portfolio of stocks in well-financed and managed companies that we believe possess specific catalysts for growth and attractive valuations. Over the last three months we have positioned the portfolio for economic recovery by adding investments in economically sensitive companies, many of which are protected on the downside by dividend yields. The portfolio now yields over 1%. We continue to invest in special situations or niche leaders within the small cap market in all segments of the economy.

In 2002, Hoover Investment Management made great strides as a firm. During the year, our firm grew from five to nine professionals. We added two CFAs to our investment team. David Cost joined us in February and Christian Ledoux rejoined our investment team in July, bringing the total to five investment professionals, three CFAs. We are positioned better than ever to manage your investments.

________________________________________________________________________________
                                                              December 31, 2002
                                      10

                     Forward Hoover Small Cap Equity Fund

________________________________________________________________________________


                            Weightings by Industry
                            as of December 31, 2002

                                    [CHART]

Auto & Transportation                             6%
Consumer Discretionary                           24%
Consumer Staples                                  5%
Energy                                           10%
Financal Services                                14%
Health Care                                      11%
Materials & Processing                            7%
Producer Durables                                10%
Technology                                       13%



                  Growth of a $10,000 Investment in the Fund

                                    [CHART]

                     Forward Hoover
                  Small Cap Equity Fund             Russell 2000 Index/1/
 10/1/1998               10000                             10000
12/31/1998               11399                             11605
 3/31/1999               10918                             10936
 6/30/1999               12570                             12588
 9/30/1999               11449                             11752
12/31/1999               12200                             13882
 3/31/2000               14562                             14827
 6/30/2000               15082                             14226
 9/30/2000               15273                             14340
12/31/2000               14381                             13299
 3/31/2001               13595                             12391
 6/30/2001               14755                             14104
 9/30/2001               12284                             11135
12/31/2001               14995                             13435
 3/31/2002               15705                             13929
 6/30/2002               14244                             12725
 9/30/2002               11698                              9964
12/31/2002               12225                             10536


________________________________________________________________________________
December 31, 2002
                                      11

                     Forward Hoover Small Cap Equity Fund

________________________________________________________________________________



                   Average Annual Total Return Retail Class:

1 Year          (18.47)%
Since Inception   4.84%

                  Aggregate Total Return Institutional Class:

1 Year             N/A
Since Inception* (14.31)%

* Institutional Class commenced operations on June 6, 2002.
/1/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in the Index.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or a loss when you redeem shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.


________________________________________________________________________________
                                                              December 31, 2002
                                      12

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________

                                Fund Commentary


As the fourth quarter earnings season concludes, the collective focus of the pundits who opine for the "street of dreams" will shift their attention to the outlook for 2003. We will likely begin to see new and more optimistic appraisals of the year to come. We can look forward to the analysts' top picks for 2003 and an entire new set of forecasts that will indicate better earnings to come for 2003. This is the same paradigm we see as each market year concludes. And it doesn't matter how good or bad the performance was for the year gone by; next year will be better. This is the perennial cycle of Wall Street.

In last year's outlook we boldly predicted, "given the soft real estate fundamentals and the slowing earnings growth rate in general, our return expectations for REITs in '02 are in the 8% to 12% range with most of the return coming in the form of dividends." This was based on a slower economic recovery than expected and a continued slowing of earnings in the broader market. On June 30, 2002, the NAREIT Equity Index was up 13.68%. As expected, softer real estate fundamentals have been a drag on operating performance, however, the weakness in the group during the third quarter was far more than would reasonably be expected given the real estate market fundamentals. At the end of June, we thought a 10% correction might be expected based on market conditions. However, the 16%+ drop experienced during July was more sudden and violent than expected. From a technical perspective, a retest of the July lows of 372.99 for the NAREIT Equity Index would not be unexpected. At the end of December, 2002, the Index stood at 428.26 and returned about 3.6% during 2002. This modest return handily outperformed the S&P 500 which was down over 23% during the year.

There is risk in the REIT sector. Hotel stocks have continued to suffer in the post 9/11 environment. Office REITs are struggling with lackluster demand for space in many markets and increasing credit risk on the part of many tenants. For example, at the start of 2002 most reasonable observers would have suggested that Arthur Andersen was a bulletproof tenant. Equity Office Properties (EOP), one of the most successful office building

________________________________________________________________________________
December 31, 2002
                                      13

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________


REITs around, had Andersen as tenants in sixty portfolio buildings across the country. Andersen is gone and that is bad for EOP, but far from a disaster. Andersen represented less than 1% of EOP's rental revenue and much of the space is now leased to other accounting firms that acquired former Andersen employees and their clients. This is the benefit of a well-diversified real estate portfolio.

Apartment REITs are also struggling to retain tenants in an environment where low interest rates have made home ownership very affordable in many parts of the country. In general, demand across most real estate categories is subdued as a result of the slower economic environment. This makes it more difficult for REITs to grow their rental revenues and expand their property portfolios. So the sector is not immune from the slow economic environment.

As a result of the 16%+ drop in the REIT Index Averages, REIT market valuations have come back to "cheap" after a brief period of "average" valuation. The quality and expected growth rate of REIT earnings when compared to the broader market suggest that REITs should support higher relative and absolute valuations, but REIT earnings have slowed during the last quarter and earnings growth for the group is expected to be 3% for 2002. This may turn out to be pretty good on a relative basis, but the market in general does not like slower earnings. There are a number of additional factors that also support higher REIT valuations. They include a less severe real estate market cycle, better financial health within the sector, more competition for good properties among private buyers, low relative NAV values and an expected convergence of Euro-US cap rates. The low valuations are particularly apparent relative to bond market valuations. When taken in the aggregate, these factors lead us to conclude that, given current conditions, REIT valuations have room to move higher over the next several years with only modest downside risk. However, we would expect only to collect the dividend until such time that the economy shows signs of a sustainable expansion--it has yet to give us these indications.

________________________________________________________________________________
                                                              December 31, 2002
                                      14

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________



Given the continued weakness of the U.S. economy and its increasing impact on the cash flows of REITs, we believe investors should focus on the credit quality of REITs in their portfolios. Although weakening economic conditions are having an impact on net operating income (NOI) and Funds From Operations
(FFO) growth rates, credit ratios continue to remain strong among the medium and large capitalization REITs that are the predominant holdings in our portfolio.

                            Weightings by Industry
                            as of December 31, 2002

                                    [CHART]

Retail                                    20%
Residential                               14%
Office                                    19%
Industrial                                10%
Specialty                                  9%
Net Other Assets and Liabilities          22%
Self Storage                               3%
Health Care                                3%


________________________________________________________________________________
December 31, 2002
                                      15

                  Forward Uniplan Real Estate Investment Fund

________________________________________________________________________________



                  Growth of a $10,000 Investment in the Fund

                                    [CHART]

                       Forward Uniplan         NAREIT Equity Index
                         Real Estate
                       Investment Fund
05/10/1999                 10000                     10000
                            9950                     10220
06/30/1999                  9834                     10054
                            9572                      9734
                            9502                      9611
09/30/1999                  9154                      9246
                            8950                      9018
                            8797                      8872
12/31/1999                  9089                      9153
                            9131                      9183
                            9007                      9073
03/31/2000                  9362                      9372
                            9876                     10001
                           10076                     10100
06/30/2000                 10432                     10359
                           11229                     11264
                           11048                     10807
09/30/2000                 11434                     11151
                           11143                     10668
                           11229                     10805
12/31/2000                 11745                     11566
                           11680                     11686
                           11637                     11500
03/31/2001                 11624                     11611
                           11765                     11888
                           12004                     12176
06/30/2001                 12627                     12890
                           12419                     12634
                           12834                     13096
09/30/2001                 12515                     12552
                           12251                     12193
                           12824                     12864
12/31/2001                 13073                     13177
03/31/2002                 13931                     14265
06/30/2002                 14715                     14980
09/30/2002                 13550                     13625
12/31/2002                 13538                     13681



                         Average Annual Total Return:

1 Year            3.56%
Since Inception   8.64%

/1/ The National Association of Real Estate Investment Trusts is the national trade association for real estate companies. The index is unmanaged and investors cannot invest directly in the index.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or a loss when you redeem shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.



________________________________________________________________________________
                                                              December 31, 2002
                                      16

________________________________________________________________________________

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments

                                                            Value
           Shares                                          (Note 2)
           ------                                         ----------
           COMMON STOCKS - 93.88%
                   Canada - 4.36%
           11,300  Manulife Financial Corp............... $  245,323
           11,400  Suncor Energy, Inc....................    178,638
           11,300  Toronto-Dominion Bank.................    244,645
                                                          ----------
                                                             668,606
                                                          ----------
                   China - 3.23%
           27,900  China Mobile (Hong Kong), Ltd., ADR*..    337,032
            4,900  Huaneng Power International, Inc., ADR    157,927
                                                          ----------
                                                             494,959
                                                          ----------
                   Denmark - 1.08%
           16,600  Vestas Wind Systems A/S...............    165,336
                                                          ----------
                   Finland - 2.36%
           23,300  Nokia Oyj, ADR........................    361,150
                                                          ----------
                   France - 12.66%
            2,600  Aventis SA, ADR.......................    140,894
           13,300  Axa, ADR..............................    178,885
            5,800  Dassault Systems SA...................    125,011
            7,800  Essilor International SA..............    321,259
            4,100  Schneider Electric SA.................    193,992
            4,400  Societe Generale, Class A.............    256,251
            6,600  STMicroelectronics NV, NY Shares......    128,766
            7,600  Thomson*..............................    129,675
            6,500  Total Fina Elf SA, ADR................    464,750
                                                          ----------
                                                           1,939,483
                                                          ----------
                   Germany - 8.86%
            3,500  Adidas-Salomon AG.....................    302,266
            6,000  Deutsche Boerse AG....................    240,259
            3,100  E.ON AG, ADR..........................    126,821
            8,000  SAP AG, ADR...........................    156,000
            4,900  Schering AG...........................    213,128

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      17

________________________________________________________________________________

Forward Hansberger International Growth Fund
Portfolio of Investments

                                                              Value
         Shares                                              (Note 2)
         ------                                             ----------
                  Germany (continued)
           3,100  Siemens AG............................... $  131,746
           3,100  Wella AG.................................    187,860
                                                            ----------
                                                             1,358,080
                                                            ----------
                  Hong Kong - 3.06%
         190,390  Esprit Holdings, Ltd.....................    321,045
         135,000  Johnson Electric Holdings, Ltd...........    148,012
                                                            ----------
                                                               469,057
                                                            ----------
                  India - 0.45%
           1,000  Infosys Technologies, Ltd., ADR..........     69,550
                                                            ----------
                  Ireland - 1.81%
          27,000  Bank of Ireland..........................    277,375
                                                            ----------
                  Israel - 1.51%
           6,000  Teva Pharmaceutical Industries, Ltd., ADR    231,660
                                                            ----------
                  Italy - 2.16%
          82,700  UniCredito Italiano SpA..................    330,637
                                                            ----------
                  Japan - 16.79%
          10,000  Canon, Inc...............................    376,675
           3,400  Fanuc, Ltd...............................    150,417
           8,000  Fujisawa Pharmaceutical Co., Ltd.........    183,028
          10,800  Honda Motor Co., Ltd.....................    399,528
           5,600  Nitto Denko Corp.........................    159,501
             205  NTT DoCoMo, Inc..........................    378,318
           5,500  ORIX Corp., ADR..........................    176,770
           1,600  Rohm Co., Ltd............................    203,725
           5,000  Shin-Etsu Chemical Co., Ltd..............    163,900
          17,000  Shiseido Co., Ltd........................    221,041
           1,700  SMC Corp.................................    159,585
                                                            ----------
                                                             2,572,488
                                                            ----------
                  Mexico - 0.93%
           8,000  Coca-Cola Femsa, SA de CV, ADR...........    143,200
                                                            ----------

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      18

________________________________________________________________________________

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments

                                                                Value
        Shares                                                 (Note 2)
        ------                                                ----------
                Netherlands - 9.14%
        11,997  Aegon NV, American Registered Shares......... $  153,922
        18,010  ING Groep NV.................................    305,027
        12,889  Koninklijke (Royal) Philips Electronics NV...    225,869
         5,100  Unilever NV, NY Shares.......................    314,721
        37,500  Vodafone Libertel NV*........................    400,590
                                                              ----------
                                                               1,400,129
                                                              ----------
                Norway - 1.23%
        28,900  Tomra Systems ASA............................    188,140
                                                              ----------
                South Korea - 2.25%
         4,500  Kookmin Bank, ADR*...........................    159,075
           700  Samsung Electronics Co., Ltd.................    185,321
                                                              ----------
                                                                 344,396
                                                              ----------
                Spain - 1.07%
        18,298  Telefonica SA*...............................    163,785
                                                              ----------
                Switzerland - 3.74%
        16,700  Adecco SA, ADR...............................    159,318
         2,800  Nobel Biocare Holding AG*....................    180,026
         4,800  UBS AG.......................................    233,284
                                                              ----------
                                                                 572,628
                                                              ----------
                Taiwan - 0.87%
        18,852  Taiwan Semiconductor Manufacturing Co., Ltd.,
                ADR*.........................................    132,907
                                                              ----------
                United Kingdom - 16.32%
        29,100  Amvescap, Plc................................    186,457
        21,500  Barclays, Plc................................    133,261
        50,658  BHP Billiton, Plc............................    270,559
         3,800  BP, Plc, ADR.................................    154,470
        53,000  Centrica, Plc................................    145,907
         4,400  GlaxoSmithKline, Plc, ADR....................    164,824
        27,054  Lloyds TSB Group, Plc........................    194,254
        16,218  Pearson, Plc.................................    150,003

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      19

________________________________________________________________________________

Forward Hansberger International Growth Fund
Portfolio of Investments

                                                             Value
                 Shares                                     (Note 2)
                 ------                                    -----------
                             United Kingdom (continued)
                 12,120      Reckitt Benckiser, Plc....... $   235,122
                 29,200      Smith & Nephew, Plc..........     178,871
                 13,038      Standard Chartered, Plc......     148,190
                 21,600      Vodafone Group, Plc, ADR.....     391,392
                  3,900      WPP Group, Plc, ADR..........     147,732
                                                           -----------
                                                             2,501,042
                                                           -----------
                             Total Common Stocks..........  14,384,608
                                                           -----------
                             (Cost $16,194,472)
                 PREFERRED STOCKS - 1.85%
                             Germany - 1.85%
                    680      Porsche AG...................     282,569
                                                           -----------
                             Total Preferred Stocks.......     282,569
                                                           -----------
                             (Cost $196,917)
                 TOTAL INVESTMENTS - 95.73%...............  14,667,177
                                                           -----------
                 (Cost $16,391,389)
                 NET OTHER ASSETS AND LIABILITIES - 4.27%.     654,766
                                                           -----------
                 TOTAL NET ASSETS - 100.00%............... $15,321,943
                                                           ===========
                 ------------------
                 *     Non-income producing security.
                 ADR  American Depositary Receipt

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      20

________________________________________________________________________________

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments


OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets:

                                                  % of Net Assets
                Finance..........................      22.61%
                Consumer Discretionary...........      12.78%
                Information Technology...........      11.35%
                Telecommunications...............      10.91%
                Health Care......................      10.53%
                Industrial.......................       8.46%
                Consumer Staples.................       7.19%
                Energy...........................       5.21%
                Materials........................       3.88%
                Utilities........................       2.81%
                Net Other Assets and Liabilities.       4.27%
                                                      ------
                TOTAL NET ASSETS.................     100.00%
                                                      ======

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      21

________________________________________________________________________________

Forward Hoover Small Cap Equity Fund
Portfolio of Investments


                                                             Value
           Shares                                           (Note 2)
          --------                                         -----------
          COMMON STOCKS - 100.19%
                   Auto & Transportation - 6.38%
           104,200 Cooper Tire & Rubber Co................ $ 1,598,428
            86,900 EGL, Inc. *............................   1,238,325
            73,400 SkyWest, Inc...........................     959,338
            21,600 Superior Industries International, Inc.     893,376
            38,300 Tidewater, Inc.........................   1,191,130
                                                           -----------
                                                             5,880,597
                                                           -----------
                   Consumer Discretionary - 24.48%
            58,800 AMN Healthcare Services, Inc. *........     994,308
            60,100 California Pizza Kitchen, Inc. *.......   1,514,520
            15,000 Coach, Inc. *..........................     493,800
            53,200 Cost Plus, Inc. *......................   1,525,244
            77,800 Dillard's, Inc., Class A...............   1,233,908
            40,700 Fairmont Hotels & Resorts, Inc.........     958,485
            68,800 Foot Locker, Inc. *....................     722,400
            40,000 Furniture Brands International, Inc. *.     954,000
            45,700 Gart Sports Co. *......................     884,295
            54,900 Hibbett Sporting Goods, Inc. *.........   1,313,208
            52,000 ITT Educational Services, Inc. *.......   1,224,600
            44,900 Kroll, Inc. *..........................     856,692
            21,900 McClatchy Co., Class A.................   1,242,387
            72,600 Pacific Sunwear of California, Inc. *..   1,284,294
            91,200 Pep Boys - Manny, Moe & Jack...........   1,057,920
            55,000 Snap-on, Inc...........................   1,546,050
            75,500 Sylvan Learning Systems, Inc. *........   1,238,200
            29,000 Tractor Supply Co. *...................   1,090,400
            56,100 United Natural Foods, Inc. *...........   1,422,135
            47,200 Wallace Computer Services, Inc.........   1,015,272
                                                           -----------
                                                            22,572,118
                                                           -----------

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      22

________________________________________________________________________________

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                              Value
          Shares                                             (Note 2)
         --------                                           -----------
                  Consumer Staples - 5.04%
           23,900 American Italian Pasta Co., Class A *.... $   859,922
           61,500 International Multifoods Corp. *.........   1,303,185
           62,300 NBTY, Inc. *.............................   1,095,234
           28,400 Weis Markets, Inc........................     881,820
            9,600 Whole Foods Market, Inc. *...............     506,208
                                                            -----------
                                                              4,646,369
                                                            -----------
                  Energy - 10.24%
           28,700 Dril-Quip, Inc. *........................     485,030
           35,800 Helmerich & Payne, Inc...................     999,178
           46,900 National-Oilwell, Inc. *.................   1,024,296
           37,000 Patterson-UTI Energy, Inc. *.............   1,116,290
           37,400 Pioneer Natural Resources Co. *..........     944,350
           27,900 Stone Energy Corp. *.....................     930,744
           49,200 TETRA Technologies, Inc. *...............   1,051,404
           73,000 Westport Resources Corp. *...............   1,518,400
           55,600 XTO Energy, Inc..........................   1,373,320
                                                            -----------
                                                              9,443,012
                                                            -----------
                  Finance - 13.91%
           38,500 Alexandria Real Estate Equities, Inc.....   1,640,100
           59,200 CVB Financial Corp.......................   1,505,456
           35,100 Eaton Vance Corp.........................     991,575
           33,400 Gabelli Asset Management, Inc., Class A *   1,003,336
           38,200 Harleysville Group, Inc..................   1,009,626
           26,500 Kronos, Inc. *...........................     980,235
           67,700 Scottish Annuity & Life Holdings, Ltd....   1,181,365
           54,900 Silicon Valley Bancshares *..............   1,001,925
           68,200 Sky Financial Group, Inc.................   1,357,862
           31,200 SL Green Realty Corp.....................     985,920
          105,000 Urstadt Biddle Properties, Class A.......   1,163,400
                                                            -----------
                                                             12,820,800
                                                            -----------

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      23

________________________________________________________________________________

Forward Hoover Small Cap Equity Fund
Portfolio of Investments

                                                              Value
         Shares                                              (Note 2)
        --------                                            -----------
                 Health Care - 11.07%
          35,600 AMERIGROUP Corp. *........................ $ 1,079,036
          26,400 Cooper Cos., Inc..........................     660,528
          83,900 Cytyc Corp. *.............................     855,780
          62,400 Eon Labs, Inc. *..........................   1,179,984
          73,000 Gen-Probe, Inc. *.........................   1,737,327
          26,700 Mid Atlantic Medical Services, Inc. *.....     865,080
          44,700 Pharmaceutical Product Development, Inc. *   1,308,369
          24,300 Varian Medical Systems, Inc. *............   1,205,280
          36,900 Zoll Medical Corp. *......................   1,316,223
                                                            -----------
                                                             10,207,607
                                                            -----------
                 Materials & Processing - 7.11%
          34,900 Armor Holdings, Inc. *....................     480,573
          37,800 Chicago Bridge & Iron Co. NV, NY Shares...   1,141,560
          49,300 Delta and Pine Land Co....................   1,006,213
          37,100 Fluor Corp................................   1,038,800
          32,600 Gibraltar Steel Corp......................     620,704
         100,700 Grant Prideco, Inc. *.....................   1,172,148
          71,600 Worthington Industries, Inc...............   1,091,184
                                                            -----------
                                                              6,551,182
                                                            -----------
                 Producer Durables - 9.41%
          16,700 AMETEK, Inc...............................     642,783
          91,700 Credence Systems Corp. *..................     855,561
          39,300 ESCO Technologies, Inc. *.................   1,454,100
          50,000 Federal Signal Corp.......................     971,000
          59,200 Garmin, Ltd. *............................   1,734,560
          42,500 MTC Technologies, Inc. *..................   1,075,250
          28,400 Pentair, Inc..............................     981,220
         101,200 Polycom, Inc. *...........................     963,424
                                                            -----------
                                                              8,677,898
                                                            -----------

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      24

________________________________________________________________________________

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                               Value
       Shares                                                 (Note 2)
       -------                                              -----------
               Technology - 12.55%
        69,100 Anteon International Corp. *................ $ 1,658,400
        71,500 Autodesk, Inc...............................   1,022,450
        74,800 Avocent Corp. *.............................   1,662,056
        61,000 Business Objects SA, ADR *..................     915,000
        23,400 CACI International, Inc., Class A *.........     833,976
        89,900 Digital River, Inc. *.......................   1,074,305
        70,200 Fairchild Semiconductor International, Inc.,
               Class A *...................................     751,842
       150,600 Foundry Networks, Inc. *....................   1,060,224
        49,200 Integrated Circuit Systems, Inc. *..........     897,900
        31,900 SRA International, Inc., Class A *..........     864,171
        28,800 Varian, Inc. *..............................     826,272
                                                            -----------
                                                             11,566,596
                                                            -----------
               Total Common Stocks.........................  92,366,179
                                                            -----------
               (Cost $83,430,274)
       Total Investments - 100.19%.........................  92,366,179
                                                            -----------
       (Cost $83,430,274)
       Net Other Assets and Liabilities - (0.19)%..........    (173,223)
                                                            -----------
       Net Assets - 100.00%................................ $92,192,956
                                                            ===========

------------------
 * Non-income producing security.

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      25

________________________________________________________________________________

Forward Uniplan Real Estate Investment Fund
Portfolio of Investments

                                                             Value
Shares                                                      (Note 2)
------                                                     ----------
COMMON STOCKS - 77.99%
        Health Care - 3.47%
20,770  Healthcare Realty Trust, Inc...................... $  607,523
20,000  Windrose Medical Properties Trust.................    206,000
                                                           ----------
                                                              813,523
                                                           ----------
        Industrial - 9.68%
24,500  AMB Property Corp.................................    670,320
25,400  Duke Realty Corp..................................    646,430
17,000  EastGroup Properties, Inc.........................    433,500
10,000  Lexington Corporate Properties Trust..............    159,000
15,000  Mission West Properties, Inc......................    148,500
 8,300  Washington Real Estate Investment Trust...........    211,650
                                                           ----------
                                                            2,269,400
                                                           ----------
        Office - 18.60%
14,200  Boston Properties, Inc............................    523,412
16,500  Brandywine Realty Trust...........................    359,865
15,000  CarrAmerica Realty Corp...........................    375,750
15,500  Corporate Office Properties Trust.................    217,465
24,530  Equity Office Properties Trust....................    612,759
15,400  Glenborough Realty Trust, Inc.....................    274,428
 8,435  Great Lakes REIT, Inc.............................    140,443
16,900  Liberty Property Trust............................    539,786
16,500  Mack-Cali Realty Corp.............................    499,950
10,000  Prentiss Properties Trust.........................    282,800
17,000  SL Green Realty Corp..............................    537,200
                                                           ----------
                                                            4,363,858
                                                           ----------
        Residential - 14.30%
14,600  Apartment Investment & Management Co., Class A....    547,208
24,310  Archstone-Smith Trust.............................    572,257
15,000  Avalonbay Communities, Inc........................    587,100
17,300  Boardwalk Equities, Inc...........................    165,907
25,000  Equity Residential................................    614,500

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      26

________________________________________________________________________________

                                    Forward Uniplan Real Estate Investment Fund
                                                       Portfolio of Investments

                                                             Value
Shares                                                      (Note 2)
------                                                     -----------
        Residential (continued)
19,880  Home Properties of New York, Inc.................. $   684,866
 5,000  Sun Communities, Inc..............................     182,850
                                                           -----------
                                                             3,354,688
                                                           -----------
        Retail - 20.30%
10,000  Capital Automotive REIT...........................     237,000
11,000  CBL & Associates Properties, Inc..................     440,550
20,800  Chelsea Property Group, Inc.......................     692,848
10,200  General Growth Properties, Inc....................     530,400
 6,200  Glimcher Realty Trust.............................     110,050
22,400  JDN Realty Corp...................................     245,280
13,600  Kimco Realty Corp.................................     416,704
19,407  Simon Property Group, Inc.........................     661,197
22,000  Taubman Centers, Inc..............................     357,060
17,500  Vornado Realty Trust..............................     651,000
11,400  Weingarten Realty Investors.......................     420,204
                                                           -----------
                                                             4,762,293
                                                           -----------
        Self Storage - 2.90%
 8,610  Public Storage, Inc...............................     278,189
12,800  Shurgard Storage Centers, Inc., Class A...........     401,152
                                                           -----------
                                                               679,341
                                                           -----------
        Specialty - 8.74%
10,300  Alexandria Real Estate Equities, Inc..............     438,780
19,030  Hospitality Properties Trust......................     669,856
12,200  iStar Financial, Inc..............................     342,210
12,500  PS Business Parks, Inc............................     397,500
24,000  Park Place Entertainment Corp.*...................     201,600
                                                           -----------
                                                             2,049,946
                                                           -----------
        Total Common Stocks...............................  18,293,049
                                                           -----------
        (Cost $16,464,024)

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      27

________________________________________________________________________________

Forward Uniplan Real Estate Investment Fund
Portfolio of Investments

                                                                                                         Value
                                                                                                        (Note 2)
                                                                                                       -----------
Total Investments - 77.99%............................................................................ $18,293,049
                                                                                                       -----------
(Cost $16,464,024)
Net Other Assets and Liabilities - 22.01%.............................................................   5,163,371
                                                                                                       -----------
Net Assets - 100.00%.................................................................................. $23,456,420
                                                                                                       ===========

------------------
REIT Real Estate Investment Trust
* Non-income producing security.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      28

________________________________________________________________________________

                                            Statement of Assets and Liabilities


                                                    Forward       Forward
                                                  Hansberger      Hoover
                                                 International   Small Cap
                                                  Growth Fund   Equity Fund
                                                 ------------- ------------
    ASSETS:
      Investments, at value.....................  $14,667,177  $ 92,366,179
      Cash and cash equivalents.................      689,794       704,706
      Receivable for investments sold...........           --       741,117
      Receivable for shares sold................           --        60,648
      Dividend receivable.......................       31,711        79,243
      Prepaid expenses..........................          715         4,744
                                                  -----------  ------------
       Total Assets.............................   15,389,397    93,956,637
                                                  -----------  ------------
    LIABILITIES:
      Payable for investments purchased.........           --       997,533
      Payable for shares redeemed...............           --       568,493
      Payable to adviser........................        9,409        85,269
      Accrued expenses and other liabilities....       58,045       112,386
                                                  -----------  ------------
       Total Liabilities........................       67,454     1,763,681
                                                  -----------  ------------
    NET ASSETS..................................  $15,321,943  $ 92,192,956
                                                  ===========  ============
    NET ASSETS consist of:
      Paid-in capital (Note 4)..................  $25,189,115  $ 95,665,870
      Accumulated net realized loss on
       investments and foreign currency
       transactions.............................   (8,144,607)  (12,408,819)
      Net unrealized appreciation/
       (depreciation) on investments and
       translation of assets and liabilities in
       foreign currencies.......................   (1,722,565)    8,935,905
                                                  -----------  ------------
    Total Net Assets............................  $15,321,943  $ 92,192,956
                                                  ===========  ============
    Investments, at Cost........................  $16,391,389  $ 83,430,274
    Pricing of Shares
    Retail Class:
      Net Asset Value, offering, and
       redemption price per share...............  $      8.21  $      12.05
      Net Assets................................  $15,321,943  $ 91,978,768
      Shares of beneficial interest outstanding.    1,865,919     7,633,090
    Institutional Class*:
      Net Asset Value, offering, and
       redemption price per share...............                      12.10
      Net Assets................................                    214,188
      Shares of beneficial interest outstanding.                     17,705

------------------
* Forward Hoover Small Cap Equity Fund institutional class commenced operations on June 6, 2002.

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      29

________________________________________________________________________________

                                                                   Forward
                                                                   Uniplan
                                                                 Real Estate
                                                                 Investment
                                                                    Fund
                                                                 -----------
    ASSETS:
      Investments, at value..................................... $18,293,049
      Cash and cash equivalents.................................   5,038,141
      Receivable for shares sold................................      87,405
      Dividend receivable.......................................     116,695
      Prepaid expenses..........................................         628
                                                                 -----------
          Total Assets..........................................  23,535,918
                                                                 -----------
    LIABILITIES:
      Payable for shares redeemed...............................      25,586
      Payable to adviser........................................      11,074
      Accrued expenses and other liabilities....................      42,838
                                                                 -----------
          Total Liabilities.....................................      79,498
                                                                 -----------
    NET ASSETS.................................................. $23,456,420
                                                                 ===========
    NET ASSETS consist of:
      Paid-in capital (Note 4).................................. $21,498,405
      Accumulated net realized gain on investments..............     128,990
      Net unrealized appreciation on investments................   1,829,025
                                                                 -----------
    Total Net Assets............................................ $23,456,420
                                                                 ===========
    Investments, at Cost........................................ $16,464,024
    Pricing of Shares
      Net Asset Value, offering, and redemption price per share. $     11.24
      Net Assets................................................ $23,456,420
      Shares of beneficial interest outstanding.................   2,086,108

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      30

________________________________________________________________________________

                                                        Statement of Operations
                                           For the Year Ended December 31, 2002


                                                     Forward       Forward
                                                   Hansberger      Hoover
                                                  International   Small Cap
                                                   Growth Fund   Equity Fund
                                                  ------------- ------------
   INVESTMENT INCOME:
     Interest....................................  $     3,368  $     36,225
     Dividends...................................      279,926       577,509
     Foreign taxes withheld......................      (29,697)       (9,883)
                                                   -----------  ------------
      Total investment income....................      253,597       603,851
                                                   -----------  ------------
   EXPENSES:
     Investment advisory fee.....................      142,398     1,144,141
     Administration fee..........................       32,770       217,757
     Custodian fee...............................       60,924        62,742
     Fund accounting fee.........................       34,068        42,734
     Legal and audit fee.........................       44,011       152,008
     Transfer agent fee..........................       17,309        87,601
     Directors' fees and expenses................        5,821        31,863
     Printing fees...............................        2,722        35,953
     Registration/filing fees....................       15,899        42,758
     Report to shareholder fees..................        4,967        37,636
     Distribution and service fees--Retail class.       40,565       173,781
     Other.......................................        6,262        34,115
                                                   -----------  ------------
      Total expenses before waiver...............      407,716     2,063,089
      Less fees waived/reimbursed by
       investment adviser........................      (80,331)      (48,158)
                                                   -----------  ------------
      Total net expenses.........................      327,385     2,014,931
                                                   -----------  ------------
   NET INVESTMENT LOSS...........................      (73,788)   (1,411,080)
                                                   -----------  ------------
   Net realized loss on investments..............   (2,224,822)   (6,566,925)
   Net realized loss on foreign currency
    transactions.................................       (8,256)           --
   Net change in unrealized appreciation/
    (depreciation) on investments................     (329,993)  (15,083,922)
   Net change in unrealized appreciation/
    (depreciation) on assets and liabilities in
    foreign currencies...........................        2,941            --
                                                   -----------  ------------
   NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS........................   (2,560,130)  (21,650,847)
                                                   -----------  ------------
   NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS....................  $(2,633,918) $(23,061,927)
                                                   ===========  ============

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      31

________________________________________________________________________________

Statement of Operations
For the Year Ended December 31, 2002


                                                                Forward
                                                                Uniplan
                                                              Real Estate
                                                              Investment
                                                                 Fund
                                                              -----------
      INVESTMENT INCOME:
        Interest............................................. $   13,444
        Dividends............................................  1,041,587
        Foreign taxes withheld...............................        (47)
                                                              ----------
         Total investment income.............................  1,054,984
                                                              ----------
      EXPENSES:
        Investment advisory fee..............................    150,031
        Administration fee...................................     25,693
        Custodian fee........................................     37,870
        Fund accounting fee..................................     18,894
        Legal and audit fee..................................     34,729
        Transfer agent fee...................................     21,140
        Directors' fees and expenses.........................      5,436
        Printing fees........................................      3,586
        Registration/filing fees.............................     17,668
        Report to shareholder fees...........................      3,213
        Distribution and service fees........................     45,039
        Other................................................      5,088
                                                              ----------
         Total expenses before waiver........................    368,387
         Less fees waived/reimbursed by investment adviser...    (25,229)
                                                              ----------
         Total net expenses..................................    343,158
                                                              ----------
      NET INVESTMENT INCOME..................................    711,826
                                                              ----------
      Net realized gain on investments.......................    321,188
      Net change in unrealized appreciation/(depreciation) on
       investments...........................................   (542,923)
                                                              ----------
      NET REALIZED AND UNREALIZED LOSS ON
       INVESTMENTS...........................................   (221,735)
                                                              ----------
      NET INCREASE IN NET ASSETS RESULTING FROM
       OPERATIONS............................................ $  490,091
                                                              ==========

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      32

________________________________________________________________________________

                                             Statement of Changes in Net Assets


                                                     Forward Hansberger
                                                       International
                                                        Growth Fund
                                                 -------------------------
                                                  Year Ended   Year Ended
                                                 December 31, December 31,
                                                     2002         2001
                                                 ------------ ------------
    Operations:
      Net investment loss....................... $   (73,788) $    (65,505)
      Net realized loss on investments..........  (2,224,822)   (2,840,204)
      Net realized loss on foreign currency.....      (8,256)     (109,955)
      Net change in unrealized appreciation/
       (depreciation) on investments and
       foreign currency.........................    (327,052)   (1,546,247)
                                                 -----------  ------------
      Net decrease in net assets resulting from
       operations...............................  (2,633,918)   (4,561,911)
                                                 -----------  ------------
    Share Transactions:
      Proceeds from sale of shares..............   8,592,886    42,552,934
      Issued to shareholders in reinvestment
       of distributions.........................          --            --
      Cost of shares redeemed, net of
       redemption fees (Note 4).................  (8,615,989)  (42,775,466)
                                                 -----------  ------------
      Net decrease from share transactions......     (23,103)     (222,532)
                                                 -----------  ------------
      Net decrease in net assets................  (2,657,021)   (4,784,443)
                                                 -----------  ------------
    NET ASSETS:
      Beginning of year.........................  17,978,964    22,763,407
                                                 -----------  ------------
      End of year (including accumulated net
       investment loss of $0 and $23,416,
       respectively)............................ $15,321,943  $ 17,978,964
                                                 ===========  ============
    OTHER INFORMATION:
    Share Transactions:
      Sold......................................     920,630     3,969,094
      Distributions reinvested..................          --            --
      Redeemed..................................    (921,570)   (3,971,498)
                                                 -----------  ------------
      Net decrease in shares outstanding........        (940)       (2,404)
                                                 ===========  ============

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      33

________________________________________________________________________________

                                                     Forward Hoover
                                                        Small Cap
                                                       Equity Fund
                                               --------------------------
                                                Year Ended    Year Ended
                                               December 31,  December 31,
                                                  2002*          2001
                                               ------------  ------------
     Operations:
       Net investment loss.................... $ (1,411,080) $ (1,097,603)
       Net realized loss on investments.......   (6,566,925)     (914,892)
       Net change in unrealized appreciation/
        (depreciation) on investments.........  (15,083,922)    6,484,342
                                               ------------  ------------
       Net increase/(decrease) in net assets
        resulting from operations.............  (23,061,927)    4,471,847
                                               ------------  ------------
     Distributions to shareholders:
       From net realized gains on investments
        Retail Class..........................           --      (697,140)
        Institutional Class...................           --            --
       Tax return of capital
        Retail Class..........................           --          (340)
        Institutional Class...................           --            --
                                               ------------  ------------
       Total distributions....................           --      (697,480)
                                               ------------  ------------
     Share Transactions:
     Retail Class
       Proceeds from sale of shares...........   35,817,211    58,448,011
       Issued to shareholders in reinvestment
        of distributions......................           --       695,054
       Cost of shares redeemed, net of
        redemption fees (Note 4)..............  (36,358,076)  (44,230,092)
                                               ------------  ------------
       Net increase/(decrease) from share
        transactions..........................     (540,865)   14,912,973
                                               ------------  ------------
     Institutional Class
       Proceeds from sale of shares...........      250,000            --
       Issued to shareholders in reinvestment
        of distributions......................           --            --
       Cost of shares redeemed................           --            --
                                               ------------  ------------
       Net increase from share transactions...      250,000            --
                                               ------------  ------------
       Net increase/(decrease) in net assets..  (23,352,792)   18,687,340
                                               ------------  ------------
     NET ASSETS:
     Beginning of year........................  115,545,748    96,858,408
                                               ------------  ------------
     End of year.............................. $ 92,192,956  $115,545,748
                                               ============  ============

------------------
* Forward Hoover Small Cap Equity Fund institutional class commenced operations on June 6, 2002.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      34

________________________________________________________________________________

                                                   Forward Hoover
                                                      Small Cap
                                                     Equity Fund
                                              ------------------------
                                               Year Ended   Year Ended
                                              December 31, December 31,
                                                 2002*         2001
                                              ------------ ------------
        OTHER INFORMATION:
        Share Transactions:
        Retail Class
          Sold...............................   2,563,842    4,150,119
          Distributions reinvested...........          --       46,710
          Redeemed...........................  (2,749,191)  (3,170,583)
                                               ----------   ----------
          Net increase/(decrease) in shares
           outstanding.......................    (185,349)   1,026,246
                                               ==========   ==========
        Institutional Class
          Sold...............................      17,705           --
          Distributions reinvested...........          --           --
          Redeemed...........................          --           --
                                               ----------   ----------
          Net increase in shares outstanding.      17,705           --
                                               ==========   ==========

------------------
* Forward Hoover Small Cap Equity Fund institutional class commenced operations on June 6, 2002.

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      35

________________________________________________________________________________

                                                  Forward Uniplan Real Estate
                                                       Investment Fund
                                                  --------------------------
                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      2002          2001
                                                  ------------  ------------
     Operations:
       Net investment income..................... $   711,826   $   648,886
       Net realized gain on investments..........     321,188       309,626
       Net change in unrealized appreciation/
        (depreciation) on investments............    (542,923)      569,111
                                                  -----------   -----------
       Net increase in net assets resulting from
        operations...............................     490,091     1,527,623
                                                  -----------   -----------
     Distributions to shareholders:
       From net investment income................    (711,943)     (551,031)
       From net realized gains on investments....    (349,938)     (230,798)
       Tax return of capital.....................          --       (98,198)
                                                  -----------   -----------
       Total distributions.......................  (1,061,881)     (880,027)
                                                  -----------   -----------
     Share Transactions:
       Proceeds from sale of shares..............   8,377,921       103,773
       Issued to shareholders in reinvestment
        of distributions.........................   1,060,943       879,204
       Cost of shares redeemed, net of
        redemption fees (Note 4).................    (496,130)      (24,617)
                                                  -----------   -----------
       Net increase from share transactions......   8,942,734       958,360
                                                  -----------   -----------
       Net increase in net assets................   8,370,944     1,605,956
                                                  -----------   -----------
     NET ASSETS:
       Beginning of year.........................  15,085,476    13,479,520
                                                  -----------   -----------
       End of year............................... $23,456,420   $15,085,476
                                                  ===========   ===========
     OTHER INFORMATION:
     Share Transactions:
       Sold......................................     719,392         9,135
       Distributions reinvested..................      91,604        77,323
       Redeemed..................................     (44,135)       (2,231)
                                                  -----------   -----------
       Net increase in shares outstanding........     766,861        84,227
                                                  ===========   ===========

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      36

________________________________________________________________________________

                                                           Financial Highlights
                      For a share outstanding throughout the periods presented.


                                                 Forward Hansberger
                                             International Growth Fund
                                       ------------------------------------
                                        Year Ended   Year Ended   Year Ended
                                       December 31, December 31, December 31,
                                           2002         2001         2000
                                       ------------ ------------ ------------
  Net Asset Value, Beginning of
   Period.............................   $  9.63      $ 12.18      $ 13.93
  Income/(loss) from Operations:
    Net investment income/(loss)......     (0.04)       (0.04)       (0.12)
    Net realized and unrealized gain/
     (loss) on investments............     (1.38)       (2.51)       (1.63)
                                         -------      -------      -------
     Total from Operations............     (1.42)       (2.55)       (1.75)
                                         -------      -------      -------
  Less Distributions:
    From net investment income........        --           --           --
    In Excess of net investment
     income...........................        --           --           --
                                         -------      -------      -------
     Total Distributions..............        --           --           --
                                         -------      -------      -------
  Redemption fees added to paid in
   capital (Note 4)...................       -- +          --           --
                                         -------      -------      -------
  Net increase/(decrease) in net asset
   value..............................     (1.42)       (2.55)       (1.75)
                                         -------      -------      -------
  Net Asset Value, End of Period......   $  8.21      $  9.63      $ 12.18
                                         =======      =======      =======
  Total Return........................    (14.75)%     (20.94)%     (12.56)%
  Ratios/Supplemental Data:
    Net Assets, End of Period (000's).   $15,322      $17,979      $22,763
  Ratios to average net assets:
    Net investment income/(loss)
     including reimbursement/
     waiver...........................     (0.44)%      (0.33)%      (0.87)%
    Operating expenses including
     reimbursement/waiver.............      1.95%        1.68%        1.68%
    Operating expenses excluding
     reimbursement/waiver.............      2.43%        2.47%        2.10%
  Portfolio turnover rate.............        37%          64%         167%

------------------
 +  Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      37

________________________________________________________________________________

Financial Highlights
For a share outstanding throughout the periods presented.

                                                     Forward Hansberger
                                                  International Growth Fund
                                                  -----------------------
                                                   Year Ended  Period Ended
                                                  December 31, December 31,
                                                      1999      1998/(a)/
                                                  ------------ ------------
    Net Asset Value, Beginning of Period.........   $ 11.29      $ 10.00
    Income/(loss) from Operations:
      Net investment income/(loss)...............      0.21         0.02
      Net realized and unrealized gain/(loss) on
       investments...............................      2.63         1.30
                                                    -------      -------
       Total from Operations.....................      2.84         1.32
                                                    -------      -------
    Less Distributions:
      From net investment income.................     (0.20)       (0.02)
      In Excess of net investment income.........        --        (0.01)
                                                    -------      -------
       Total Distributions.......................     (0.20)       (0.03)
                                                    -------      -------
    Redemption fees added to paid in capital
     (Note 4)....................................        --           --
                                                    -------      -------
    Net increase/(decrease) in net asset value...      2.64         1.29
                                                    -------      -------
    Net Asset Value, End of Period...............   $ 13.93      $ 11.29
                                                    =======      =======
    Total Return.................................     25.15%       13.23%
    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $25,887      $23,170
    Ratios to average net assets:
      Net investment income/(loss) including
       reimbursement/waiver......................      1.65%        0.87%*
      Operating expenses including
       reimbursement/waiver......................      1.60%        1.60%*
      Operating expenses excluding
       reimbursement/waiver......................      2.30%        2.46%*
    Portfolio turnover rate......................        31%           8%

------------------
 *  Annualized except for total return and portfolio turnover rate.
(a) The Fund commenced operations on October 1, 1998.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      38

________________________________________________________________________________

                                                           Financial Highlights
                       For a share outstanding throughout the periods presented


                                        Forward Hoover Small Cap Equity Fund
                                       -------------------------------------
                                          Retail    Institutional    Retail
                                          Class         Class        Class
                                       ------------ ------------- ------------
                                        Year Ended  Period Ended   Year Ended
                                       December 31, December 31,  December 31,
                                           2002       2002/(c)/       2001
                                       ------------ ------------- ------------
  Net Asset Value, Beginning of
   Period.............................   $ 14.78       $ 14.12      $  14.26
  Income/(loss) from Operations:
    Net investment income/(loss)......     (0.18)        (0.08)        (0.14)
    Net realized and unrealized gain/
     (loss) on investments............     (2.55)        (1.94)         0.75
                                         -------       -------      --------
     Total from Operations............     (2.73)        (2.02)         0.61
                                         -------       -------      --------
  Less Distributions:
    From net investment income........        --            --            --
    In Excess of net investment
     income...........................        --            --            --
    From capital gains................        --            --         (0.09)
    Tax return of capital.............                                   -- +
                                         -------       -------      --------
     Total Distributions..............        --            --         (0.09)
                                         -------       -------      --------
  Redemption fees added to paid in
   capital (Note 4)...................       -- +          -- +           --
                                         -------       -------      --------
  Net increase/(decrease) in net asset
   value..............................     (2.73)        (2.02)         0.52
                                         -------       -------      --------
  Net Asset Value, End of Period......   $ 12.05       $ 12.10      $  14.78
                                         =======       =======      ========
  Total Return........................    (18.47)%      (14.31)%        4.27%
  Ratios/Supplemental Data:
    Net Assets, End of Period (000's).   $91,979       $   214      $115,546
  Ratios to average net assets:
    Net investment income/(loss)
     including reimbursement/
     waiver...........................     (1.30)%       (1.13)%*      (1.04)%
    Operating expenses including
     reimbursement/waiver.............      1.85%         1.85%*        1.65%
    Operating expenses excluding
     reimbursement/waiver.............      1.89%         1.85%*        1.99%
  Portfolio turnover rate.............       147%          147%          140%

------------------
 *  Annualized except for total return and portfolio turnover rate.
 +  Amount represents less than $0.01 per share.
(c) The Forward Hoover Small Cap Equity Fund institutional class commenced operations on June 6, 2002.

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      39

________________________________________________________________________________

Financial Highlights
For a share outstanding throughout the periods presented.


                                        Forward Hoover Small Cap Equity Fund
                                       ------------------------------------
                                          Retail       Retail       Retail
                                          Class        Class        Class
                                       ------------ ------------ ------------
                                        Year Ended   Year Ended  Period Ended
                                       December 31, December 31, December 31,
                                           2000         1999      1998/(a)/
                                       ------------ ------------ ------------
  Net Asset Value, Beginning of
   Period.............................   $ 12.19      $ 11.40      $ 10.00
  Income/(loss) from Operations:
    Net investment income/(loss)......     (0.11)       (0.07)         -- +
    Net realized and unrealized gain/
     (loss) on investments............      2.29         0.86         1.41
                                         -------      -------      -------
     Total from Operations............      2.18         0.79         1.41
                                         -------      -------      -------
  Less Distributions:
    From net investment income........        --          -- +         -- +
    In Excess of net investment
     income...........................        --          -- +       (0.01)
    From capital gains................     (0.11)          --           --
    Tax return of capital.............        --           --           --
                                         -------      -------      -------
     Total Distributions..............     (0.11)         -- +       (0.01)
                                         -------      -------      -------
  Redemption fees added to paid in
   capital (Note 4)...................        --           --           --
                                         -------      -------      -------
  Net increase/(decrease) in net asset
   value..............................      2.07         0.79         1.40
                                         -------      -------      -------
  Net Asset Value, End of Period......   $ 14.26      $ 12.19      $ 11.40
                                         =======      =======      =======
  Total Return........................     17.88%        7.03%       13.99%
  Ratios/Supplemental Data:
    Net Assets, End of Period (000's).   $96,858      $46,748      $31,838
  Ratios to average net assets:
    Net investment income/(loss)
     including reimbursement/
     waiver...........................     (1.06)%      (0.54)%       0.21%*
    Operating expenses including
     reimbursement/waiver.............      1.64%        1.45%        1.45%*
    Operating expenses excluding
     reimbursement/waiver.............      1.99%        2.00%        3.19%*
  Portfolio turnover rate.............       183%         134%          23%

------------------
 *  Annualized except for total return and portfolio turnover rate.
 +  Amount represents less than $0.01 per share.
(a) The Forward Hoover Small Cap Equity Fund retail class commenced operations on October 1, 1998.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      40

________________________________________________________________________________

                                                           Financial Highlights
                       For a share outstanding throughout the periods presented


                                                  Forward Uniplan Real Estate
                                                       Investment Fund
                                                  --------------------------
                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      2002          2001
                                                  ------------  ------------
    Net Asset Value, Beginning of Period.........   $ 11.43       $ 10.91
    Income/(loss) from Operations:
      Net investment income......................      0.44          0.52
      Net realized and unrealized gain/(loss) on
       investments...............................     (0.02)         0.70
                                                    -------       -------
       Total from Operations.....................      0.42          1.22
                                                    -------       -------
    Less Distributions:
      From net investment income.................     (0.44)        (0.44)
      From capital gains.........................     (0.17)        (0.18)
      Tax return of capital......................        --         (0.08)
                                                    -------       -------
       Total Distributions.......................     (0.61)        (0.70)
                                                    -------       -------
    Redemption fees added to paid in capital
     (Note 4)....................................       -- +           --
                                                    -------       -------
    Net increase/(decrease) in net asset value...     (0.19)         0.52
                                                    -------       -------
    Net Asset Value, End of Period...............   $ 11.24       $ 11.43
                                                    =======       =======
    Total Return.................................      3.56%        11.31%
    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $23,456       $15,085
    Ratios to average net assets:
      Net investment income/(loss) including
       reimbursement/waiver......................      4.03%         4.63%
      Operating expenses including
       reimbursement/waiver......................      1.94%         1.80%
      Operating expenses excluding
       reimbursement/waiver......................      2.09%         2.41%
    Portfolio turnover rate......................        22%            7%

------------------
 +  Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      41

________________________________________________________________________________

Financial Highlights
For a share outstanding throughout the periods presented

                                                  Forward Uniplan Real Estate
                                                       Investment Fund
                                                  -------------------------
                                                   Year Ended   Period Ended
                                                  December 31,  December 31,
                                                      2000       1999/(b)/
                                                  ------------  ------------
    Net Asset Value, Beginning of Period.........   $  8.79        $10.00
    Income/(loss) from Operations:
      Net investment income......................      0.48          0.41
      Net realized and unrealized gain/(loss) on
       investments...............................      2.04         (1.24)
                                                    -------        ------
       Total from Operations.....................      2.52         (0.83)
                                                    -------        ------
    Less Distributions:
      From net investments income................     (0.36)        (0.38)
      From capital gains.........................       -- +           --
      Tax return of capital......................     (0.04)           --
                                                    -------        ------
       Total Distributions.......................     (0.40)        (0.38)
                                                    -------        ------
    Redemption fees added to paid in capital
     (Note 4)....................................        --            --
                                                    -------        ------
    Net increase/(decrease) in net asset value...      2.12         (1.21)
                                                    -------        ------
    Net Asset Value, End of Period...............   $ 10.91        $ 8.79
                                                    =======        ======
    Total Return.................................     29.21%        (9.10)%
    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $13,480        $4,568
    Ratios to average net assets:
      Net investment income/(loss) including
       reimbursement/waiver......................      5.09%         5.64%*
      Operating expenses including
       reimbursement/waiver......................      1.79%         1.80%*
      Operating expenses excluding
       reimbursement/waiver......................      2.61%         4.02%*
    Portfolio turnover rate......................        18%            0%

------------------
 * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(b) The Fund commenced operations on May 10, 1999.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      42

________________________________________________________________________________

                                                  Notes to Financial Statements


1.  Organization
Forward Funds, Inc. (the "Company") was incorporated in Maryland on October 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2002, the Company offered four investment portfolios. This annual report describes three portfolios offered by the Company. The accompanying financial statements and financial highlights are those of the Forward Hansberger International Growth Fund (the "International Growth Fund"), the Forward Hoover Small Cap Equity Fund (the "Small Cap Fund") and the Forward Uniplan Real Estate Investment Fund (the "Real Estate Fund") (each a "Fund" and collectively the "Funds"). The Forward U.S. Equity Fund (formerly the Forward Garzarelli U.S. Equity Fund), which is not discussed in this document, has disclosed its financial statements and financial highlights in a separate annual report. The Small Cap Fund Institutional Class commenced operations on June 6, 2002. Each Fund, except the Real Estate Fund, is a diversified portfolio as defined under the 1940 Act.

The International Growth Fund seeks to achieve high total returns and invests primarily in the equity securities of companies organized or located outside of the United States. The Small Cap Fund seeks to achieve high total returns and invests primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in real estate securities, including real estate investment trusts (REITs).

2.  Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

________________________________________________________________________________
December 31, 2002
                                      43

________________________________________________________________________________

Notes to Financial Statements
(continued)


Portfolio Valuation: Portfolio securities, which are traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), are valued at the last sale price on the securities exchange on which such securities are primarily traded, or in the event that no sale has occurred, at the mean of the closing bid and ask price. Other securities traded on over-the-counter markets are valued at the average of the last bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last quoted sale price of such securities on their respective exchanges. Investments in short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Directors. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or by the Sub-Advisors using methodologies approved by the Board of Directors.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or

________________________________________________________________________________
                                                              December 31, 2002
                                      44

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Distributions to Shareholders: Dividends from net investment income are declared and paid annually for the International Growth and Small Cap Funds and monthly for the Real Estate Fund. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs, and such distributions may also consist of capital gains and return of capital for tax purposes. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

Federal Income Taxes: The Company treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

________________________________________________________________________________
December 31, 2002
                                      45

________________________________________________________________________________

Notes to Financial Statements
(continued)


When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss an advantageous price or yield.

3.  Transactions with Affiliates
The Company has entered into an investment advisory agreement with Forward Management, LLC ("Forward" or the "Advisor") pursuant to which Forward provides investment advisory services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: International Growth Fund, 0.85% on the first $50 million, 0.75% on the next $50 million, 0.65% on the next $150 million, 0.60% on the next $250 million, and 0.55% on assets over $500 million; Small Cap Fund, 1.05%; and the Real Estate Fund, 0.85% on the first $100 million, 0.80% on the next $400 million and 0.70% on assets over $500 million.

Forward has entered into investment sub-advisory agreements with Hansberger Global Investors, Inc. ("HGI") for the International Growth Fund; Hoover Investment Management Co., LLC ("Hoover") for the Small Cap Fund; and Uniplan Real Estate Advisors, Inc. ("Uniplan") for the Real Estate Fund (each a "Sub-Advisor"). Pursuant to these agreements, the

________________________________________________________________________________
                                                              December 31, 2002
                                      46

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: the International Growth Fund, 0.50%; the Small Cap Fund, 0.70%; and the Real Estate Fund, 0.60% on the first $100 million, 0.55% on the next $400 million and 0.45% on assets over $500 million.

Waiver of Fees
The Advisor has agreed to voluntarily waive a portion of its fees and/or reimburse certain expenses. These voluntary waivers and/or reimbursements will continue until at least January 1, 2004. As a result of such waivers, the aggregate net expenses (as a percentage of net assets) for the year ended December 31, 2002 have been limited to 1.99% for the International Growth, Small Cap Retail Class, Small Cap Institutional Class and Real Estate Funds. Any waiver or reimbursement by the Advisor is subject to recoupment from the Fund within the three years following the year in which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed any current expense limitation.

For the year ended December 31, 2002, the fee waivers and/or reimbursements were as follows:

                                      Fees     Expenses
                                    Waived by Reimbursed
               Fund                  Advisor  by Advisor  Total
               ----                 --------- ---------- -------
               International Growth  $80,331      --     $80,331
               Small Cap              48,158      --      48,158
               Real Estate            25,229      --      25,229

During the year ended December 31, 2002, the Advisor did not recoup any waived fees or reimbursed expenses.

At December 31, 2002, the balance of recoupable expenses for each Fund was:

            Fund                   2000     2001    2002    Total
            ----                 -------- -------- ------- --------
            International Growth $105,141 $158,418 $80,331 $343,890
            Small Cap             258,623  357,121  48,158  663,902
            Real Estate            97,048   85,096  25,229  207,373

________________________________________________________________________________
December 31, 2002
                                      47

________________________________________________________________________________

Notes to Financial Statements
(continued)


Distribution Plan
The Retail Class shares of the Funds have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund's average daily net assets may be used to pay distribution fees. In addition, the Retail Class shares of the Funds have a Shareholder Servicing Plan which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Fund's average net assets. The expenses of the Distribution and Shareholder Servicing Plans are reflected as distribution and service fees in the Statement of Operations. Institutional Class shares of the Small Cap Fund are not subject to distribution or service fees.

PFPC Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Company has entered into an administration agreement with PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. PFPC also serves as the Company's transfer agent and dividend paying agent.

Directors
Overall responsibility for oversight of the Funds rests with the Directors of the Company. There are currently five directors, three of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Each non-interested Director receives $3,000 ($1,500 by telephone) per regular meeting and $1,500 ($750 by telephone) for each special meeting attended in person. Interested directors and officers do not receive any compensation by the Funds.

4.  Shares of Beneficial Interest
The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share (fifty million shares are allocated as Institutional Class shares of the Small Cap Fund). Each Fund currently offers one class of shares, except the Small Cap Fund, which offers two classes of shares. Each share represents an equal proportionate interest in the Fund with other shares of the Fund, and each is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors.


________________________________________________________________________________
                                                              December 31, 2002
                                      48

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

Shares exchanged or redeemed after holding them 60 days or less after the purchase date incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the "cost of shares redeemed" in the Statement of Changes in Net Assets.

The following entities owned of record or beneficially, as of December 31, 2002, 5% or greater of any class of the Funds outstanding equity securities:

Fund                                           Name                    Percentage
----                                           ----                    ----------
International Growth          Sutton Place Associates LLC                98.86%
Small Cap Retail Class        Charles Schwab & Co., Inc.                 41.51%
                              Sutton Place Associates LLC                24.97%
                              MUIR & Co.                                 21.47%
Small Cap Institutional Class 1 Harder Foundation                       100.00%
Real Estate                   Sutton Place Associates LLC                65.47%
                              Neuberger Berman                           22.62%
                              Charles Schwab & Co., Inc.                  8.69%

5.  Purchases and Sales of Investments
The cost of investments purchased and proceeds from investments sold, excluding U.S. government and short-term investments, for the year ended December 31, 2002, were as follows:

                               Cost of Investment  Proceeds from
Fund                               Purchased      Investments Sold
----                           ------------------ ----------------
International Growth              $  5,978,000      $  6,612,061
Small Cap                          154,791,644       154,715,075
Real Estate                          8,484,856         3,418,062

6.  Tax Basis Information
Reclassifications
At December 31, 2002, permanent differences in book and tax accounting have been reclassified as follows:

                                Increase/   Increase/(Decrease)   Increase
                                (Decrease)      Accumulated     Accumulated
                                 Paid-In      Net Investment    Net Realized
                                 Capital       Income/(Loss)    Gain/(Loss)
                               -----------  ------------------- ------------
International Growth           $  (105,460)     $   97,204        $ 8,256
Small Cap                       (1,422,154)      1,411,080         11,074
Real Estate                         (4,880)            117          4,763

________________________________________________________________________________
December 31, 2002
                                      49

________________________________________________________________________________

Notes to Financial Statements
(continued)


The reclassifications primarily relate to net operating losses for the International Growth Fund and Small Cap Fund.

Tax Basis of Investments
At December 31, 2002, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

                                                                        Net
                                            Gross        Gross       Unrealized
                               Cost of    Unrealized   Unrealized  Appreciation/
Fund                         Investments Appreciation Depreciation (Depreciation)
----                         ----------- ------------ ------------ --------------
International Growth         $16,756,499 $ 1,469,368  $(3,558,690)  $(2,089,322)
Small Cap                     84,669,162  11,625,065   (3,928,048)    7,697,017
Real Estate                   16,330,155   2,317,409     (354,515)    1,962,894

Post October Loss
Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Funds elected to defer capital losses and currency losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                         Capital
Fund                                     Losses
----                                     --------
International Growth                     $316,585
Small Cap                                 645,139
Real Estate                                 4,879

Capital Loss Carryforwards
At December 31, 2002 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                               Expiring in Expiring in Expiring in Expiring in Expiring in
Fund                              2006        2007        2008        2009        2010
----                           ----------- ----------- ----------- ----------- -----------
International Growth            $304,243     $43,416   $1,297,970  $2,884,919  $2,932,364
Small Cap                             --          --           --   5,507,163   5,017,629

________________________________________________________________________________
                                                              December 31, 2002
                                      50

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)


Tax Basis of Distributable Earnings/Accumulated Losses
As of December 31, 2002, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

                                  International
                                     Growth       Small Cap   Real Estate
                                  ------------- ------------  -----------
      Post-October losses........  $  (316,585) $   (645,139) $   (4,879)
      Accumulated capital loss
       carryforwards.............   (7,462,912)  (10,524,792)         --
      Unrealized appreciation/
       (depreciation)............   (2,089,322)    7,697,017   1,962,894
      Other*.....................        1,647            --          --
                                   -----------  ------------  ----------
      Total accumulated earnings/
       (accumulated losses)......   (9,867,172)   (3,472,914)  1,958,015

* Other is primarily due to unrealized foreign exchange appreciation/depreciation from foreign receivable and payables.

Tax Basis of Distributions to Shareholders
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

                                2002      2002        2002
                              Ordinary Long-Term   Tax Return
                               Income   Capital    of Capital
                               Total   Gain Total    Total
                              -------- ----------  ----------
                  Small Cap         --        --         --
                  Real Estate $573,044  $488,837**       --

                                2001      2001        2001
                              Ordinary Long-Term   Tax Return
                               Income   Capital    of Capital
                               Total   Gain Total    Total
                              -------- ----------  ----------
                  Small Cap         --  $697,140    $   340
                  Real Estate $452,379  $329,450    $98,198

** The Fund designates this amount as long term capital gain under Internal
   Revenue Code 852.

________________________________________________________________________________
December 31, 2002
                                      51

________________________________________________________________________________

Notes to Financial Statements
(continued)


7.  Foreign Securities
Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.  REITS
The Real Estate Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. EITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

________________________________________________________________________________
                                                              December 31, 2002
                                      52

________________________________________________________________________________
                                      [_]


Report of Independent Accountants

To the Board of Directors and Shareholders of Forward Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund, and Forward Uniplan Real Estate Investment Fund (three of the portfolios constituting The Forward Funds, Inc., hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Funds for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 12, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 12, 2003

________________________________________________________________________________
December 31, 2002
                                      53

________________________________________________________________________________

                  ADDITIONAL COMPANY INFORMATION (Unaudited)

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.
NON-INTERESTED DIRECTORS:

                                                                                                  Number of
                                 Term of                                                           Funds in
                  Position(s)  Office and                                                        Fund Complex
 Name, Address,    Held with    Length of                                                        Overseen by  Other Directorships
    and Age*      the Company Time Served**    Principal Occupation(s) During Past Five Years      Director   Held by Director***
----------------- ----------- ------------- ---------------------------------------------------- ------------ -------------------
Haig G. Mardikian  Director    Since 1998   Owner of Haig G. Mardikian Enterprises, a real            6              None.
Age: 55                                     estate investment business (1971-present); a
                                            General Partner of M&B Development, a real estate
                                            investment business (1983-present); General
                                            Partner of George M. Mardikian Enterprises, a real
                                            estate investment business (1983-2002); President
                                            and Director of Adiuvana-Invest, Inc., a real estate
                                            investment business (1989-present); Vice
                                            Chairman and Trustee of the William Saroyan
                                            Foundation (1992-present). Mr. Mardikian has
                                            served as Managing Director of the United
                                            Broadcasting Company, radio broadcasting (1983-
                                            2001) and Chairman and Director of SIFE Trust
                                            Fund (1978-2002). He serves as a director of the
                                            Downtown Association of San Francisco (1982-
                                            present) and the Market Street Association (1982-
                                            present) and as a trustee of Trinity College (1998-
                                            present); the Herbert Hoover Presidential Library
                                            (1997-present); the Herbert Hoover Foundation
                                            (2002-present) and the Advisor California Civil
                                            Liberties Public Education Fund (1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.



________________________________________________________________________________
December 31, 2002
                                      54

________________________________________________________________________________

NON-INTERESTED DIRECTORS:

                                                                                           Number of
                               Term of                                                      Funds in
                Position(s)  Office and                                                   Fund Complex
Name, Address,   Held with    Length of                                                   Overseen by    Other Directorships
   and Age*     the Company Time Served** Principal Occupation(s) During Past Five Years    Director     Held by Director***
--------------- ----------- ------------- ----------------------------------------------- ------------ ------------------------

Leo T. McCarthy  Director    Since 1998   President, The Daniel Group, an investment           6       Trustee, Parnassus
Age: 72                                   partnership (January 1995-present); Trustee,                 Fund (1) (December
                                          Jesuit School of Theology (March 2001-present),              1997-April 2002);
                                          Director of Red Chamber, a seafood import                    Director, Linear
                                          company (1997-present) and Director, Accela,                 Technology
                                          Inc., a software company (March 1998-present).               Corporation, a
                                                                                                       manufacturing
                                                                                                       company (July 1994-
                                                                                                       present).

Donald O'Connor  Director    Since 2000   Financial Consultant (1997-present); Retired         6       Trustee of the Advisors
Age: 65                                   Vice President of Operations, Investment                     Series Trust (15) (1997-
                                          Company Institute ("ICI"), a mutual fund trade               present).
                                          association (May 1969-June 1993); Executive
                                          Vice President and Chief Operating Officer,
                                          ICI Mutual Insurance Company, an insurance
                                          company (1987-1997); Chief, Branch of Market
                                          Surveillance, Securities and Exchange
                                          Commission (1964-1969).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.


________________________________________________________________________________
                                                              December 31, 2002
                                      55

________________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                               Number of
                              Term of                                                           Funds in
               Position(s)  Office and                                                        Fund Complex
Name, Address,  Held with    Length of                                                        Overseen by  Other Directorships
   and Age*    the Company Time Served**    Principal Occupation(s) During Past Five Years      Director   Held by Director***
-------------- ----------- ------------- ---------------------------------------------------- ------------ -------------------
J. Alan Reid,  President,   Since 2001   President of Forward Management, LLC, an                  6              None.
 Jr.****       Director                  investment advisor ("Forward Management,"
Age: 40                                  formerly known as Webster Investment Management
                                         Co., LLC) (April 2001-present), Internet Brokerage
                                         Manager, Morgan Stanley Online, a financial services
                                         company (1999-2001); Executive Vice President and
                                         Treasurer, Webster Investment Management Co.,
                                         LLC (1998-1999); Vice President, Regional Director,
                                         Investment Consulting Services, Morgan Stanley,
                                         Dean Witter, Discover & Co., a financial services
                                         company (July 1992-February 1998); Vice President,
                                         Regional Director, Investment Consulting Services,
                                         Dean Witter, a financial services company (May
                                         1994-September 1997); Vice President, Director of
                                         Centerpoint, a public health and welfare
                                         organization (January 1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.

________________________________________________________________________________
December 31, 2002
                                      56

________________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                                  Number of
                              Term of                                                              Funds in
               Position(s)  Office and                                                           Fund Complex       Other
Name, Address,  Held with    Length of                                                           Overseen by  Directorships Held
   and Age*    the Company Time Served**     Principal Occupation(s) During Past Five Years        Director     by Director***
-------------- ----------- ------------- ------------------------------------------------------- ------------ ------------------
 DeWitt F.      Director    Since 2000   Principal, Pension Investment Consulting, a                  6       Serves as trustee
  Bowman*****                            consulting company (February 1994-present);                          of the Brandes
 Age: 72                                 Interim Treasurer and Vice President for                             Institutional
                                         Investments, Regents of the University of California                 International Fund
                                         (September2000-April 2001); Treasurer of Pacific                     (1) (May
                                         Pension Institute, a non-profit education                            1995-present).
                                         organization (February 1994-2002); Treasurer of
                                         Edgewood Center for Children and Families, a non-
                                         profit care center (March 1994-present). He serves
                                         as a director of the Episcopal Diocese of California, a
                                         non-profit religious organization (June 1964-present)
                                         and RREEF America REIT, Inc. (May 1994-present)
                                         and as a trustee of the Pacific Gas and Electric
                                         Nuclear Decommissioning Trust Fund, a
                                         decommissioning trust (March 1994-present) and
                                         the PCG Private Equity Fund, a private equity fund
                                         of funds (May 1998-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to the Company in the future.

________________________________________________________________________________
                                                              December 31, 2002
                                      57

________________________________________________________________________________

OFFICERS:

                                                                                                      Number of
                                    Term of                                                         Portfolios in     Other
                      Position(s)  Office and                                                       Fund Complex  Directorships
   Name, Address,      Held with   Length of                                                         Overseen by     Held by
      and Age         the Company Time Served*    Principal Occupation(s) During Past Five Years      Director       Director
--------------------- ----------- ------------ ---------------------------------------------------- ------------- --------------
John P. McGowan        Treasurer   Since 1999  Senior Vice President and Chief Operating Officer,        N/A      N/A
433 California Street                          Forward Management, LLC (June 1999-present);
Suite 1010                                     Vice President, Client Services, First Data Investor
San Francisco, CA                              Services Group, a mutual fund administrator (June
94104                                          1998-May 1999); Assistant Vice President, Trust and
Age: 36                                        Investment Services Division, M & T Bank, an
                                               investment adviser (1992-1998).

Lori V. Russell        Secretary   Since 2002  Associate Counsel at PFPC Inc. since 2002; Associate      N/A      N/A
4400 Computer Drive                            Counsel at Investors Bank & Trust Company, a
Westborough, MA                                financial service provider (2001-2002); Manager in
01581                                          the Regulatory Administration Department of
Age: 31                                        PFPC Inc. (1998-2001).

------------------
* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

________________________________________________________________________________
December 31, 2002
                                      58

FORWARD FUNDS

..

.. FORWARD HANSBERGER
  INTERNATIONAL GROWTH FUND

.. FORWARD HOOVER SMALL
  CAP EQUITY FUND

.. FORWARD UNIPLAN REAL
  ESTATE INVESTMENT FUND


FFANN 12/02

                                                                  FORWARD FUNDS








ANNUAL REPORT


December 31, 2002

________________________________________________________________________________
                                      [_]

                                                              Table of Contents


                  Shareholder Letter......................  1

                  Portfolio of Investments................  5

                  Statement of Assets and Liabilities.....  8

                  Statement of Operations.................  9

                  Statement of Changes in Net Assets...... 10

                  Financial Highlights.................... 11

                  Notes to Financial Statements........... 13

Forward Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

The report has been prepared for the general information of Forward Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds Prospectus, which contains more complete information about Forward Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

________________________________________________________________________________
                                                              December 31, 2002

________________________________________________________________________________
                                      [_]


Dear Shareholders,

We have made some major changes to what was formerly the Forward Garzarelli U.S. Equity Fund. The Fund has experienced very difficult market conditions during its relatively short existence. The extended bear market that started in 1999 has taken its toll on almost all the mutual funds that invest in U.S. stocks, and our Fund was no exception. While our performance was far from what we would hope, we take some solace in the knowledge that since its inception, the Fund cumulatively outperformed its benchmark, the S&P 500, by nearly five percent.

Despite this relative success, we felt it was time to make a change based on other new opportunities we have been creating at Forward Management. In 2002, we partnered with the Sierra Club to launch a new family of funds - the Sierra Club Funds. All investments in these Funds are screened using a variety of environmental and social criteria based on guidelines established by the Club.

Effective January 1, 2003, the former Forward Garzarelli U.S. Equity Fund became the Sierra Club Stock Fund. To manage this new Fund, we have hired two new sub-advisors that have previous experience with socially responsible investing - Harris Bretall Sullivan & Smith L.L.C. and New York Life Investment Management LLC. We believe that employing this multi-manager approach may decrease some of the market volatility experienced by more concentrated funds.

The change in name will bring a new look and feel to all of the materials you receive from us. The new Sierra Club Stock Fund name will appear on your statements and other communications. Envelopes and other materials from us will bear the Sierra Club Mutual Funds logo. For those of you who look up prices on the web or through other resources, the new symbol will be SCFSX. You can always visit www.sierraclubfunds.com for prices or more detailed information about your Fund. We greatly appreciate your understanding and patience during these changes.

With all of that said, let's move on to our recap of 2002. Throughout the year we expected an economic turnaround that would drive a market rebound that never did materialize. In fact, we witnessed the S&P 500

________________________________________________________________________________
December 31, 2002
                                      1

________________________________________________________________________________
                                      [_]

dropping by more than 23% for the year. The Fund finished with a 23.74% loss for the year. Performance was hurt by an over-weighting in technology which was offset by good performance from over-weightings in financials and under-weightings in consumer non-durables. We were especially helped by holdings in Liz Claiborne and Bank of America. However, we were hurt by our holdings in Intel and Sanmina. During the fourth quarter, the rebound in the market was partially led by growth stocks. Technology and utilities were the best performing sectors while consumer durables and retail did the worst.

We do not expect the Fed to change interest rates in the near term unless economic activity is severely problematic. Risks in the economy could arise from a failed war in the Middle East which could result in higher oil prices or deflation - though both seem unlikely at this time. Indicators are neutral as the spread between the 10-year government bond and 3-month T-bills has widened, indicating a forecast of a stronger economy while credit spreads remain wide, a telltale sign of continued lack of confidence in a corporate turnaround. On the positive side, we expect that a fiscal stimulus package, coupled with higher war expenditures, will boost GDP in 2003. We also see continued strength in housing and refinancing.

We are hopeful that the geopolitical events will be resolved peacefully and see market success coming from these resolutions. We see an economic recovery that will come from a strong reversal in capital spending. Corporations will eventually be forced into capital expenditures to expand and to return to profitability. We also expect stronger balance sheets and increased earnings to also drive up business spending. Lastly, with 2004 elections looming, we see a pro-stimulus agenda from Washington.

________________________________________________________________________________
                                                              December 31, 2002
                                      2

________________________________________________________________________________


                            Weightings by Industry
                            As of December 31, 2002

                                    [CHART]


Telecommunications                       7%
Retail                                   5%
Index Funds                              9%
Other                                   14%
Health Care                             10%
Technology                              18%
Banking                                  7%
Finance                                 15%
Net Other Assets and Liabilities        15%


________________________________________________________________________________
December 31, 2002
                                      3

________________________________________________________________________________


                  Growth of a $10,000 Investment in the Fund

                                    [CHART]

                      Forward U.S. Equity Fund       S&P 500 Index
     10/1/1998                  10000                     10000
    12/31/1998                  12093                     12087
     3/31/1999                  12524                     12649
     6/30/1999                  13425                     13498
     9/30/1999                  12604                     12613
    12/31/1999                  14452                     14447
     3/31/2000                  15065                     14735
     6/30/2000                  14613                     14303
     9/30/2000                  15045                     14125
    12/31/2000                  13901                     12982
     3/31/2001                  11925                     11409
     6/30/2001                  12610                     12039
     9/30/2001                  10681                     10235
    12/31/2001                  11994                     11289
     3/31/2002                  11901                     11282
     6/30/2002                  10518                      9733
     9/30/2002                   8403                      8016
    12/31/2002                   9147                      8651



                         Average Annual Total Return:

                            1 Year          (23.74)%
                            Since Inception  (2.07)%

/1/ The S&P 500 Index is an unmanaged index of the 500 largest stocks in market capitalization in the U.S. Investors cannot invest directly in the index.

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or a loss when you redeem shares. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions.

This graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

For more complete information about the Sierra Club Funds, including management fees and expenses, call (866) 897-5982 for a prospectus or visit www.sierraclubfunds.com. Please read the prospectus carefully before investing.

________________________________________________________________________________
                                                              December 31, 2002
                                        4

________________________________________________________________________________
                                                       Forward U.S. Equity Fund
                                                       Portfolio of Investments


                                                            Value
Shares                                                     (Note 2)
-------                                                    --------
COMMON STOCKS - 85.11%
        Banking - 7.00%
    208 Bank of America Corp.............................. $14,470
    415 FleetBoston Financial Corp........................  10,084
    553 U.S. Bancorp......................................  11,735
                                                           -------
                                                            36,289
                                                           -------
        Business and Consumer Services - 0.01%
      3 TMP Worldwide, Inc. *.............................      34
                                                           -------
        Capital Goods and Construction - 1.93%
     83 Centex Corp.......................................   4,167
    277 Masco Corp........................................   5,831
                                                           -------
                                                             9,998
                                                           -------
        Chemicals - 3.21%
    442 Engelhard Corp....................................   9,879
    221 Lubrizol Corp.....................................   6,740
                                                           -------
                                                            16,619
                                                           -------
        Consumer Cyclical - 2.63%
    415 Kroger Co. *......................................   6,412
    417 Ruby Tuesday, Inc.................................   7,210
                                                           -------
                                                            13,622
                                                           -------
        Consumer Durables - 2.28%
    415 Maytag Corp.......................................  11,827
                                                           -------
        Entertainment - 1.78%
    553 Royal Caribbean Cruises Ltd.......................   9,235
                                                           -------
        Finance - 14.64%
    194 Bear Stearns Cos., Inc............................  11,524
     83 CIT Group, Inc. *.................................   1,627
    350 Citigroup, Inc....................................  12,316
    194 Fannie Mae........................................  12,480
    166 Golden West Financial Corp........................  11,920

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      5

________________________________________________________________________________
Forward U.S. Equity Fund
Portfolio of Investments

                                                            Value
Shares                                                     (Note 2)
-------                                                    --------
        Finance (continued)
    691 MBNA Corp......................................... $13,143
    373 Washington Mutual, Inc............................  12,880
                                                           -------
                                                            75,890
                                                           -------
        Health Care - 9.87%
    304 Abbott Laboratories...............................  12,160
    208 Barr Laboratories, Inc. *.........................  13,539
    332 Mylan Laboratories, Inc...........................  11,587
    166 UnitedHealth Group, Inc...........................  13,861
                                                           -------
                                                            51,147
                                                           -------
        Index Funds - 9.72%
    470 iShares Russell 1000 Value Index Fund.............  21,643
    497 iShares S&P 500/BARRA Value Index Fund............  21,386
     83 SPDR Trust Series 1...............................   7,323
                                                           -------
                                                            50,352
                                                           -------
        Insurance - 0.13%
     15 Travelers Property Casualty Corp., Class A *......     220
     32 Travelers Property Casualty Corp., Class B *......     469
                                                           -------
                                                               689
                                                           -------
        Retail - 5.55%
    139 Best Buy Co., Inc. *..............................   3,357
    332 Home Depot, Inc...................................   7,955
    277 Lowe's Cos., Inc..................................  10,387
    166 Ross Stores, Inc..................................   7,037
                                                           -------
                                                            28,736
                                                           -------
        Technology - 18.00%
    249 Adobe Systems, Inc................................   6,175
    359 Analog Devices, Inc. *............................   8,569
    553 Applied Materials, Inc. *.........................   7,206
    497 Dell Computer Corp. *.............................  13,290
    194 Lexmark International, Inc. *.....................  11,737

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      6

________________________________________________________________________________
                                                       Forward U.S. Equity Fund
                                                       Portfolio of Investments

                                                           Value
Shares                                                    (Note 2)
------                                                    ---------
       Technology (continued)
   415 Microsoft Corp. *................................. $  21,455
   967 Oracle Corp. *....................................    10,444
   829 PerkinElmer, Inc..................................     6,839
   497 Texas Instruments, Inc............................     7,460
     6 VERITAS Software Corp. *..........................        94
                                                          ---------
                                                             93,269
                                                          ---------
       Telecommunications - 6.68%
    45 AT&T Wireless Services, Inc. *....................       254
    30 Avaya, Inc. *.....................................        73
   387 BellSouth Corp....................................    10,012
   553 Cisco Systems, Inc. *.............................     7,244
     9 Deutsche Telekom AG, ADR..........................       114
   415 Scientific-Atlanta, Inc...........................     4,922
   829 Sprint Corp. - FON Group..........................    12,004
   159 Williams Communications Group, Inc. * (a).........         1
                                                          ---------
                                                             34,624
                                                          ---------
       Waste Disposal - 1.68%
   415 Republic Services, Inc. *.........................     8,707
                                                          ---------
       Total Common Stocks...............................   441,038
                                                          ---------
       (Cost $413,860)
Total Investments - 85.11%...............................   441,038
                                                          ---------
(Cost $413,860)
Net Other Assets and Liabilities - 14.89%................    77,163
                                                          ---------
Net Assets - 100.00%..................................... $518,201
                                                          =========

------------------
* Non-income producing security.
(a) Fair valued security.

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      7

________________________________________________________________________________

Statement of Assets and Liabilities


                                                                    Forward
                                                                  U.S. Equity
                                                                     Fund
                                                                  -----------
ASSETS:
 Investments, at value...........................................  $ 441,038
 Cash and cash equivalents.......................................    150,854
 Dividend receivable.............................................     11,717
 Prepaid expenses................................................      1,017
                                                                   ---------
   Total Assets..................................................    604,626
                                                                   ---------
LIABILITIES:
 Payable for shares redeemed.....................................     19,119
 Payable to adviser..............................................     11,791
 Accrued expenses and other liabilities..........................     55,515
                                                                   ---------
   Total Liabilities.............................................     86,425
                                                                   ---------
NET ASSETS                                                         $ 518,201
                                                                   =========
NET ASSETS consist of:
 Paid-in capital (Note 4)........................................  $ 668,481
 Accumulated net realized loss on investments....................   (177,458)
 Net unrealized appreciation on investments......................     27,178
                                                                   ---------
Total Net Assets.................................................  $ 518,201
                                                                   =========
Investments, at Cost.............................................  $ 413,860
Pricing of Shares
 Net Asset Value, offering, and redemption price per share.......  $    7.87
 Net Assets......................................................  $ 518,201
 Shares of beneficial interest outstanding.......................     65,872

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      8

________________________________________________________________________________

                                                        Statement of Operations
                                           For the Year Ended December 31, 2002

                                                                    Forward
                                                                  U.S. Equity
                                                                     Fund
                                                                  -----------
INVESTMENT INCOME:
 Interest........................................................ $     3,493
 Dividends.......................................................     335,998
 Foreign taxes withheld..........................................         (22)
                                                                  -----------
   Total investment income.......................................     339,469
                                                                  -----------
EXPENSES:
 Investment advisory fee.........................................     178,306
 Administration fee..............................................      44,872
 Custodian fee...................................................      37,772
 Fund accounting fee.............................................      20,335
 Legal and audit fee.............................................      54,492
 Transfer agent fee..............................................      23,087
 Directors' fees and expenses....................................       7,270
 Printing Fees...................................................       5,062
 Registration/filing fees........................................      18,415
 Report to shareholder fees......................................       8,454
 Distribution and service fees...................................      31,204
 Other...........................................................       8,522
                                                                  -----------
   Total expenses before waiver..................................     437,791
   Less fees waived/reimbursed by investment adviser.............     (22,300)
                                                                  -----------
   Total net expenses............................................     415,491
                                                                  -----------
NET INVESTMENT LOSS..............................................     (76,022)
                                                                  -----------
Net realized loss on investments.................................  (4,875,714)
Net change in unrealized appreciation/(depreciation) on
 investments.....................................................    (894,478)
                                                                  -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS..................  (5,770,192)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $(5,846,214)
                                                                  ===========

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      9

________________________________________________________________________________

Statement of Changes in Net Assets


                                                           Forward
                                                         U.S. Equity
                                                            Fund
                                                 --------------------------
                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      2002          2001
                                                 ------------   ------------
    Operations:
      Net investment loss....................... $    (76,022)  $   (41,021)
      Net realized loss on investments..........   (4,875,714)   (2,295,904)
      Net change in unrealized appreciation/
       (depreciation) on investments............     (894,478)   (1,866,073)
                                                 ------------   -----------
      Net decrease in net assets resulting from
       operations...............................   (5,846,214)   (4,202,998)
                                                 ------------   -----------
    Share Transactions:
      Proceeds from sale of shares..............       83,529     1,050,840
      Cost of shares redeemed, net of
       redemption fees (Note 4).................  (19,621,952)*    (778,217)
                                                 ------------   -----------
      Net increase/(decrease) from share
       transactions.............................  (19,538,423)      272,623
                                                 ------------   -----------
      Net decrease in net assets................  (25,384,637)   (3,930,375)
                                                 ------------   -----------
    NET ASSETS:
      Beginning of year.........................   25,902,838    29,833,213
                                                 ------------   -----------
      End of year............................... $    518,201   $25,902,838
                                                 ============   ===========
    OTHER INFORMATION:
    Share Transactions:
      Sold......................................        8,931        88,734
      Redeemed..................................   (2,453,076)      (72,859)
                                                 ------------   -----------
      Net increase/(decrease) in shares
       outstanding..............................   (2,444,145)       15,875
                                                 ============   ===========

------------------
* Includes in-kind redemption of $19,199,636.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      10

________________________________________________________________________________

                                                           Financial Highlights
                      For a Share outstanding throughout the periods presented.


                                                Forward U.S. Equity Fund
                                         ------------------------------------
                                          Year Ended   Year Ended   Year Ended
                                         December 31, December 31, December 31,
                                             2002         2001         2000
                                         ------------ ------------ ------------
Net Asset Value, Beginning of Period....   $ 10.32      $ 11.96      $ 14.38
Income/(loss) from Operations:
 Net investment income/ (loss)..........     (1.15)       (0.02)        0.01
 Net realized and unrealized
   gain/(loss) on investments...........     (1.30)       (1.62)       (0.53)
                                           -------      -------      -------
   Total from Operations................     (2.45)       (1.64)       (0.52)
                                           -------      -------      -------
Less Distributions:
 From net investments income............        --           --        (0.01)
 In Excess of net investment income.....        --           --           --
 From capital gains.....................        --           --        (1.89)
 Tax return of capital..................        --           --          -- +
                                           -------      -------      -------
   Total Distributions..................        --           --        (1.90)
                                           -------      -------      -------
Redemption fees added to paid in
 capital (Note 4).......................       --  +         --           --
                                           -------      -------      -------
Net increase/(decrease) in net asset
 value..................................     (2.45)       (1.64)       (2.42)
                                           -------      -------      -------
Net Asset Value, End of Period..........   $  7.87      $ 10.32      $ 11.96
                                           =======      =======      =======
Total Return............................    (23.74)%     (13.71)%      (3.81)%
Ratios/Supplemental Data:
Net Assets, End of Period (000's).......   $   518      $25,903      $29,833
Ratios to average net assets:
 Net investment income/ (loss)
   including reimbursement/waiver.......     (0.34)%      (0.15)%       0.06%
 Operating expenses including
   reimbursement/ waiver................      1.86%        1.50%        1.48%
 Operating expenses excluding
   reimbursement/ waiver................      1.96%        1.91%        1.79%
Portfolio turnover rate.................        88%          73%         105%

------------------
 +  Amount represents less than $0.01 per share.

________________________________________________________________________________
December 31, 2002                              See Notes to Financial Statements
                                      11

________________________________________________________________________________

For a Share outstanding throughout the periods presented.


                                                           Forward
                                                         U.S. Equity
                                                            Fund
                                                  -----------------------
                                                   Year Ended  Period Ended
                                                  December 31, December 31,
                                                      1999      1998/(a)/
                                                  ------------ ------------
    Net Asset Value, Beginning of Period.........   $ 12.08      $ 10.00
    Income/(loss) from Operations:
     Net investment income/(loss)................      --   +       0.01
     Net realized and unrealized gain/(loss) on
       investments...............................      2.36         2.08
                                                    -------      -------
       Total from Operations.....................      2.36         2.09
                                                    -------      -------
    Less Distributions:
     From net investments income.................      --   +      (0.01)
     In Excess of net investment income..........        --         --   +
     From capital gains..........................     (0.06)          --
     Tax return of capital.......................        --           --
                                                    -------      -------
       Total Distributions:......................     (0.06)       (0.01)
                                                    -------      -------
    Net increase/(decrease) in net asset value...      2.30         2.08
                                                    -------      -------
    Net Asset Value, End of Period...............   $ 14.38      $ 12.08
                                                    =======      =======
    Total Return.................................     19.50%       20.93%
    Ratios/Supplemental Data:
    Net Assets, End of Period (000's)............   $40,432      $36,407
    Ratios to average net assets:
     Net investment income/(loss) including
       reimbursement/waiver......................     (0.02)%       0.24%*
     Operating expenses including
       reimbursement/waiver......................      1.40%        1.40%*
     Operating expenses excluding
       reimbursement/waiver......................      1.46%        1.60%*
    Portfolio turnover rate......................        30%          26%

------------------
 * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(a) The Fund commenced operations on October 1, 1998.

________________________________________________________________________________
See Notes to Financial Statements                              December 31, 2002
                                      12

________________________________________________________________________________

                                                  Notes to Financial Statements


1.  Organization
Forward Funds, Inc. (the "Company") was incorporated in Maryland on October 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2002, the Company offered four investment portfolios. This annual report describes one portfolio offered by the Company. The accompanying financial statements and financial highlights are those of the Forward U.S. Equity Fund (the "Fund"). The financial statements and financial highlights of the other Funds in the series are disclosed in a separate annual report. Prior to December 16, 2002, the Fund's name was the Forward Garzarelli U.S. Equity Fund. Effective January 1, 2003 the Fund will change its name to the Sierra Club Stock Fund.

The Fund seeks to maximize capital appreciation and income and invests primarily in the equity securities of mid to large capitalization companies located in the United States.

2.  Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities, which are traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), are valued at the last sale price on the securities exchange on which such securities are primarily traded, or in the event that no sale has occurred, at the mean of the closing bid and ask price. Other securities traded on over-the-counter markets are valued at the average of the last bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last quoted sale price of such securities on their respective exchanges. Investments in short-term obligations that mature in 60 days or less are

________________________________________________________________________________
December 31, 2002
                                      13

________________________________________________________________________________

Notes to Financial Statements
(continued)

valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Directors. The Fund generally values holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or by the Sub-Adviser using methodologies approved by the Board of Directors.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of the ex-dividend data in the exercise of reasonable diligence.

Distributions to Shareholders: Dividends from net investment income are declared and paid annually. Net realized capital gains, if any, are declared and paid annually by the Fund.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

Federal Income Taxes: The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each

________________________________________________________________________________
                                                              December 31, 2002
                                       14

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes.

When-Issued and Delayed-Delivery Transactions: The Fund may purchase securities on a when-issued or delayed-delivery basis. It will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. It will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield.

3.  Transactions with Affiliates
The Fund has entered into an investment advisory agreement with Forward Management, LLC ("Forward" or the "Advisor") pursuant to which Forward provides investment advisory services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on the Fund's average daily net assets: 0.80% on the first $100 million, 0.725% on the next $400 million, and 0.65% on assets over $500 million.

For the period of January 1, 2002 to December 15, 2002, Forward entered into an investment sub-advisory agreement with Garzarelli Investment Management, LLC ("Garzarelli") for the Fund. Pursuant to this agreement, the Sub-Advisor provided investment sub-advisory services and was entitled

________________________________________________________________________________
December 31, 2002
                                      15

________________________________________________________________________________

Notes to Financial Statements
(continued)

to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on the Fund's average daily net assets: 0.55% on the first $100 million, 0.475% on the next $400 million, and 0.40% on assets over $500 million.

For the period December 16, 2002 to December 31, 2002, Affinity Investment Advisers, Inc. ("Affinity") served as sub-advisor to the Fund pursuant to an Interim Investment Sub-Advisory Contract among Affinity, Forward Funds, Inc. and Forward Management, LLC on behalf of the Fund approved at a special telephonic meeting of the Board of Directors held on December 20, 2002. Pursuant to this Contract, Affinity was entitled to receive a fee from Forward Management, LLC calculated daily and payable monthly at the following annual rates based on the Fund's average daily net assets: 0.55% on the first $100 million, 0.475% on the next $400 million and 0.40% on assets over $500 million. Beginning January 1, 2003, Forward Management, LLC will engage the services of Harris Bretall Sullivan & Smith L.L.C. and New York Life Investment Management LLC to act as sub-advisors to the Fund.

Waiver of Fees
The Advisor has agreed to voluntarily waive a portion of its fees and/or reimburse certain expenses. These voluntary waivers and/or reimbursements will continue until at least January 1, 2004. As a result of such waivers, the aggregate net expenses (as a percentage of net assets) for the year ended December 31, 2002 have been limited to 1.99%. Any waiver or reimbursement by the Adviser is subject to recoupment from the Fund within the three years following the year in which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed any current expense limitation.

For the year ended December 31, 2002, the fee waivers and/or reimbursements were as follows:

                            Fees     Expenses
                          Waived by Reimbursed
                           Advisor  by Advisor  Total
                          --------- ---------- -------
                           $22,300      --     $22,300

________________________________________________________________________________
                                                              December 31, 2002
                                      16

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)


During the year ended December 31, 2002, the Advisor did not recoup any waived fees or reimbursed expenses.

At December 31, 2002, the balance of recoupable expenses were:

          2000                       2001                       2002                       Total
          ----                       ----                       ----                       -----
        $102,206                   $109,507                    $22,300                   $234,013

Distribution Plan
The Fund has a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of the Fund's average daily net assets may be used to pay distribution fees. In addition, the Fund has a Shareholder Servicing Plan which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of the Fund's average net assets. The expenses of the Distribution and Shareholder Servicing Plans are reflected as distribution and service fees in the Statement of Operations.

PFPC Distributors, Inc. (the "Distributor") serves as the Fund's distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

The Company and the Fund have entered into an administration agreement with PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. PFPC also serves as the Company's transfer agent and dividend paying agent.

Directors
Overall responsibility for oversight of the Fund rests with the Directors of the Company. There are currently five directors, three of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Each non-interested Director receives $3,000 ($1,500 by telephone) per regular meeting and $1,500 ($750 by telephone) for each special meeting attended in person. Interested directors and officers do not receive any compensation by the Fund.

4.  Shares of Beneficial Interest
The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock

________________________________________________________________________________
December 31, 2002
                                      17

________________________________________________________________________________

Notes to Financial Statements
(continued)

having a par value of $0.001 per share. The Fund currently offers one class of shares. Each share represents an equal proportionate interest in the Fund with other shares of the Fund, and each is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors.

Shares exchanged or redeemed after holding them 60 days or less after the purchase date incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the "cost of shares redeemed" in the Statement of Changes in Net assets.

The following entities owned of record or beneficially, as of December 31, 2002, 5% or greater of any class of the Fund's outstanding equity securities:

                     Name                        Percentage
                     ----                        ----------
                     Charles Schwab & Co., Inc.    38.35%
                     National Investor Services    11.23%
                     Sutton Place Management LLC    6.02%
                     Karam Chand Gupta              5.93%
                     Donaldson Lufkin Jenrette      5.83%

5.  Purchases and Sales of Investments
The cost of investments purchased and proceeds from investments sold, excluding U.S. government and short-term investments, for the year ended December 31, 2002, were as follows:

                      Cost of Investments  Proceeds from
                           Purchased      Investments Sold
                      ------------------- ----------------
                          $18,039,037       $37,334,150

Total proceeds from investments sold include $15,662,301 of in-kind redemptions.

6.  Tax Basis Information

Reclassifications
For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $76,022 and to decrease

________________________________________________________________________________
                                                              December 31, 2002
                                      18

________________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

accumulated net realized loss on investments for $7,080,612 with an offsetting adjustment to paid in capital for $7,156,634. These reclassifications primarily represent the portion of capital losses not available for utilization in future years due to tax limitation rules.

Tax Basis of Investments
At December 31, 2002, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

                                  Gross        Gross         Net
                                Unrealized   Unrealized   Unrealized
           Cost of Investments Appreciation Depreciation Appreciation
           ------------------- ------------ ------------ ------------
                $413,860         $46,948      $(19,770)    $27,178

Post October Loss
Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Fund elected to defer capital losses of $25,351 occurring between November 1, 2002 and December 31, 2002.

Capital Loss Carryforwards
The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $152,107. The capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

Tax Basis of Distributable Earnings/Accumulated Losses
As of December 31, 2002, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

                Accumulated capital loss carryforward $(152,107)
                Post-October losses                     (25,351)
                Net unrealized appreciation              27,178
                                                      ---------
                Total accumulated loss                 (150,280)
                                                      =========

________________________________________________________________________________
December 31, 2002
                                      19

________________________________________________________________________________
                                      [_]

Report of Independent Accountants

To the Board of Directors and Shareholders of Forward Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward U.S. Equity Fund (formerly, Forward Garzarelli U.S. Equity Fund, and one of the portfolios constituting Forward Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 12, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers, LLP
San Francisco, California
February 12, 2003

________________________________________________________________________________
                                                              December 31, 2002
                                      20

________________________________________________________________________________



Special Meeting of Shareholders (Unaudited)
A special meeting of shareholders of the Forward U.S. Equity Fund was held on December 30, 2002 to vote on the proposals listed below. The results were as follows:

Proposal 1: Approval of a change in the investment objective of the Fund.

                            Votes For   Votes Against
                            ---------   -------------
                          2,408,549.995      92

Proposal 2: Approval of an amendment to the Investment Management Agreement between the Company and Forward Management, LLC to increase the investment advisory fee payable to Forward Management, LLC by the Fund.

                            Votes For   Votes Against
                            ---------   -------------
                          2,408,539.995      102

Proposal 3: Approval of a new Sub-Advisory Agreement among Forward Management, LLC, the Company and New York Life Investment Management LLC to appoint New York Life Investment Management LLC as a new sub-advisor to the Fund.

                            Votes For   Votes Against
                            ---------   -------------
                          2,408,589.995      52

Proposal 4: Approval of a new Sub-Advisory Agreement among Forward Management, LLC, the Company and Harris Bretall Sullivan & Smith L.L.C. to appoint Harris Bretall Sullivan & Smith L.L.C. as a new sub-advisor to the Fund.

                            Votes For   Votes Against
                            ---------   -------------
                          2,408,549.995      92

________________________________________________________________________________
December 31, 2002
                                       21

________________________________________________________________________________

                  ADDITIONAL COMPANY INFORMATION (Unaudited)

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

NON-INTERESTED DIRECTORS:

                                                                                                  Number of
                                   Term of                                                         Funds in
                   Position(s)   Office and                                                      Fund Complex
 Name, Address,   Held with the   Length of                                                      Overseen by  Other Directorships
    and Age*         Company    Time Served**   Principal Occupation(s) During Past Five Years     Director   Held by Director***
----------------- ------------- ------------- -------------------------------------------------- ------------ -------------------

Haig G. Mardikian   Director     Since 1998   Owner of Haig G. Mardikian Enterprises, a real          6              None.
Age: 55                                       estate investment business (1971-present); a
                                              General Partner of M&B Development, a real
                                              estate investment business (1983-present);
                                              General Partner of George M. Mardikian
                                              Enterprises, a real estate investment business
                                              (1983-2002); President and Director of Adiuvana-
                                              Invest, Inc., a real estate investment business
                                              (1989-present); Vice Chairman and Trustee of the
                                              William Saroyan Foundation (1992-present). Mr.
                                              Mardikian has served as Managing Director of the
                                              United Broadcasting Company, radio broadcasting
                                              (1983-2001) and Chairman and Director of SIFE
                                              Trust Fund (1978-2002). He serves as a director of
                                              the Downtown Association of San Francisco
                                              (1982-present) and the Market Street Association
                                              (1982-present) and as a trustee of Trinity College
                                              (1998-present); the Herbert Hoover Presidential
                                              Library (1997-present); the Herbert Hoover
                                              Foundation (2002-present) and the Advisor
                                              California Civil Liberties Public Education Fund
                                              (1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

________________________________________________________________________________
                                                              December 31, 2002
                                      22

________________________________________________________________________________

NON-INTERESTED DIRECTORS:

                                                                                             Number of
                                 Term of                                                      Funds in
                 Position(s)   Office and                                                   Fund Complex
Name, Address,  Held with the   Length of                                                   Overseen by    Other Directorships
   and Age*        Company    Time Served** Principal Occupation(s) During Past Five Years    Director     Held by Director***
--------------- ------------- ------------- ----------------------------------------------- ------------ ------------------------

Leo T. McCarthy   Director     Since 1998   President, The Daniel Group, an investment           6       Trustee, Parnassus
Age: 72                                     partnership (January 1995-present); Trustee,                 Fund (1)
                                            Jesuit School of Theology (March 2001-present),              (December 1997-April
                                            Director of Red Chamber, a seafood import                    2002); Director, Linear
                                            company (1997-present) and Director, Accela,                 Technology
                                            Inc., a software company (March 1998-present).               Corporation, a
                                                                                                         manufacturing
                                                                                                         company (July 1994-
                                                                                                         present).

Donald O'Connor   Director     Since 2000   Financial Consultant (1997-present); Retired         6       Trustee of the Advisors
Age: 65                                     Vice President of Operations, Investment                     Series Trust (15) (1997-
                                            Company Institute ("ICI"), a mutual fund trade               present).
                                            association (May 1969-June 1993); Executive
                                            Vice President and Chief Operating Officer, ICI
                                            Mutual Insurance Company, an insurance
                                            company (1987-1997); Chief, Branch of Market
                                            Surveillance, Securities and Exchange
                                            Commission (1964-1969).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
**  Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

________________________________________________________________________________
December 31, 2002
                                      23

________________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                                  Number of
                                       Term of                                                     Funds in
                       Position(s)   Office and                                                  Fund Complex
   Name, Address,     Held with the   Length of                                                  Overseen by  Other Directorships
      and Age*           Company    Time Served** Principal Occupation(s) During Past Five Years   Director   Held by Director***
--------------------- ------------- ------------- ---------------------------------------------- ------------ -------------------

J. Alan Reid, Jr.****  President,    Since 2001   President of Forward Management, LLC, an            6            None.
Age: 40                Director                   investment advisor ("Forward Management,"
                                                  formerly known as Webster Investment
                                                  Management Co., LLC) (April 2001-present),
                                                  Internet Brokerage Manager, Morgan Stanley
                                                  Online, a financial services company
                                                  (1999-2001); Executive Vice President and
                                                  Treasurer, Webster Investment Management
                                                  Co., LLC (1998-1999); Vice President, Regional
                                                  Director, Investment Consulting Services,
                                                  Morgan Stanley, Dean Witter, Discover & Co., a
                                                  financial services company (July 1992-February
                                                  1998); Vice President, Regional Director,
                                                  Investment Consulting Services, Dean Witter, a
                                                  financial services company (May 1994-
                                                  September 1997); Vice President, Director of
                                                  Centerpoint, a public health and welfare
                                                  organization (January 1997-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.

________________________________________________________________________________
                                                              December 31, 2002
                                      24

________________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                              Number of
                                Term of                                                        Funds in
                Position(s)   Office and                                                     Fund Complex
Name, Address, Held with the   Length of                                                     Overseen by  Other Directorships
   and Age*       Company    Time Served**  Principal Occupation(s) During Past Five Years     Director   Held by Director***
-------------- ------------- ------------- ------------------------------------------------- ------------ -------------------

 DeWitt F.       Director     Since 2000   Principal, Pension Investment Consulting, a            6
  Bowman*****                              consulting company (February 1994-present);                      Serves
 Age: 72                                   Interim Treasurer and Vice President for                         as
                                           Investments, Regents of the University of                        trustee
                                           California (September 2000-April 2001);                          of
                                           Treasurer of Pacific Pension Institute, a non-                   the
                                           profit education organization (February 1994-                    Brandes
                                           2002); Treasurer of Edgewood Center for                          Institutional
                                           Children and Families, a non-profit care center                  International
                                           (March 1994-present). He serves as a director of                 Fund
                                           the Episcopal Diocese of California, a non-profit                (1)
                                           religious organization (June 1964-present) and                   (May
                                           RREEF America REIT, Inc. (May 1994-present)                      1995-present).
                                           and as a trustee of the Pacific Gas and Electric
                                           Nuclear Decommissioning Trust Fund, a
                                           decommissioning trust (March 1994-present)
                                           and the PCG Private Equity Fund, a private
                                           equity fund of funds (May 1998-present).

------------------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to the Company in the future.

________________________________________________________________________________
December 31, 2002
                                      25

________________________________________________________________________________

OFFICERS:

                                                                                                  Number of
                                      Term of                                                      Funds in
                       Position(s)   Office and                                                  Fund Complex
   Name, Address,     Held with the  Length of                                                   Overseen by  Other Directorships
      and Age            Company    Time Served* Principal Occupation(s) During Past Five Years    Director    Held by Director
--------------------- ------------- ------------ ----------------------------------------------- ------------ -------------------

John P. McGowan         Treasurer    Since 1999  Senior Vice President and Chief Operating           N/A              N/A
433 California Street                            Officer, Forward Management, LLC
Suite 1010                                       (June 1999-present); Vice President, Client
San Francisco, CA                                Services, First Data Investor Services Group, a
94104                                            mutual fund administrator (June 1998-May
Age: 36                                          1999); Assistant Vice President, Trust and
                                                 Investment Services Division, M & T Bank, an
                                                 investment adviser (1992-1998).

Lori V. Russell         Secretary    Since 2002  Associate Counsel at PFPC Inc. since 2002;          N/A              N/A
4400 Computer Drive                              Associate Counsel at Investors Bank & Trust
Westborough, MA                                  Company, a financial service provider (2001-
01581                                            2002); Manager in the Regulatory Administration
Age: 31                                          Department of PFPC Inc. (1998-2001).

------------------
 * Each officer shall hold office of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

________________________________________________________________________________
                                                              December 31, 2002
                                      26

FORWARD FUNDS

> FORWARD U.S.
  EQUITY FUND










FFANNUSE 12/02

Item 2. Code of Ethics.

Not applicable.


Item 3. Audit Committee Financial Expert.

Not applicable.


Items 4-8. [Reserved]


Item 9. Controls and Procedures.

Not applicable.


Item 10. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    Forward Funds, Inc.
--------------------------------------------------
By /S/ J. Alan Reid, Jr.
  ------------------------------------------------
       J. Alan Reid, Jr., President

Date   March 7, 2003
    ------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Alan Reid, Jr.
  --------------------------------------------
       J. Alan Reid, Jr., President

Date   March 7, 2003
    ------------------------------------------

By /S/ John P.McGowan
  --------------------------------------------
       John P. McGowan, Treasurer

Date   March 7, 2003
    ------------------------------------------